                               LOOMIS SAYLES FUNDS
                               FIXED INCOME FUNDS

                                  o    o    o

                              SEMI-ANNUAL REPORT
                                  JUNE 30, 1998

                                   o Bond Fund
                               o Global Bond Fund
                                o High Yield Fund
                        o Intermediate Maturity Bond Fund
                          o Investment Grade Bond Fund
                              o Municipal Bond Fund
                             o Short-Term Bond Fund
                        o U.S. Government Securities Fund

                          A Family of No-Load Funds

                                     LOOMIS
                                     ------
                                     SAYLES
                                     ------
                                     FUNDS
                                     ------

              One Financial Center, Boston, Massachusetts 02111
                                617 o 482 o 2450

TABLE OF CONTENTS
------------------------------------------------------------------------------

Corporate Overview.........................................................  1

Letter from the President, Loomis Sayles Funds.............................  2

Letter from the President, Loomis Sayles Distributors, L.P.................  3

Economic and Market Overview...............................................  4

Institutional Class Total Return vs. Lipper Category and Lipper
  Category Index...........................................................  6

Fund and Manager Reviews...................................................  8

Portfolio of Investments................................................... 24

Statements of Assets and Liabilities....................................... 58

Statements of Operations................................................... 60

Statements of Changes in Net Assets........................................ 62

Financial Highlights....................................................... 70

Notes to Financial Statements.............................................. 84

Board of Trustees and Officers............................................. 97

CORPORATE OVERVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------

Loomis Sayles Funds is a Boston-based family of 17 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple-strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds - they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

For information about:
    o Establishing an account
    o Account procedures and status
    o Exchanges
    o Shareholder services

Phone 800-626-9390

For all other information about the Funds:
phone 800-633-3330

To request any of the following, press or say the number

     [1] Literature and Information
     [2] Net Asset Values and Yields
     [3] Speak to a Marketing Representative
     [4] Advisory and Broker/Dealer Services
     [5] Institutional and High Net Worth Operations, Trading and Client
         Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                                 [Photo of Daniel J. Fuss]
                                                      Daniel J. Fuss

Federal Reserve Board Chairman Alan Greenspan, recently remarked before Congress that he had been in the economic forecasting business for over fifty years and felt he could forecast reasonably well, but "this is a tough one". I'm sure Chairman Greenspan would be happy to know that I agree with him. This is a tough one. Many are able to discern the obvious economic guideposts and extrapolate what might happen in the markets. Of course, the trouble with forecasting is none of us know what may lurk around the corner.

My letter to you of last year spoke about many of the same issues we face today. So much has happened in the intervening year, and yet it is remarkable how little has changed.

Fortunately, the world is still at peace and that's particularly good for worldwide financial markets. However, the Indian and Pakistani nuclear testing has jarred complacency about peace and the political instability in Indonesia is also very unsettling.

There is abundant liquidity in the markets, which has recently become more unevenly distributed. Currently, there's a lot of money in what are perceived to be "safe" investments - U.S. Treasuries and the familiar names of large capitalization stocks, while more risky areas have much less. Liquidity in the system always invites mischief. Savvy money managers, looking for quick money, are shorting thinly traded currencies of countries with weak economies. This increases the risk to those countries and has hampered their attempts at economic recovery in the longer term.

On the home front, the U.S. economy remains strong. But without clear signs of resurgent inflation or serious economic repercussions from the Asian crisis, the Federal Reserve seems reluctant to take significant monetary policy actions. Valuation levels on equities seem high, particularly as earnings growth is likely to slow. Large cap stocks have had a good run in this bull market, but the margin for error is higher now. This puts a premium on paying close attention to your investments and remaining well diversified. Diversifying into fixed income assets could be a prudent move for many.

Markets go up and markets go down. That is their nature. It's always been tough to say just when. We can see the signs and evaluate the risks, but it's hard to know just when to expect the unexpected.

Thanks for investing with us.

Sincerely,

/s/ Daniel J. Fuss

    Daniel J. Fuss

    President,
    Loomis Sayles Funds

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                              [Photo of John F. Yeager, III]
                                                    John F. Yeager, III

One of the basic principles of investing is to broadly diversify investment holdings in stocks, bonds, money market instruments and the like. With the strong run-up of the equity markets, your portfolio's exposure to stocks may be increased enough to warrant adjustment. And with growing uncertainty over the sustainability of this market, now may be a propitious time to consider increasing your fixed income investments.

As you know, Loomis Sayles Funds has a wide range of fixed income funds, which can help you rebalance your portfolio's investment allocation and risk profile. Loomis Sayles is known for our fixed income capabilities. Fundamental research is the cornerstone of both our fixed income and equity investment process. Our fixed income research department studies bonds in the same manner as other firms research stocks - by understanding industry dynamics, company specifics of bond issuers, "crunching" the financials of the issuer and meeting with management.

Our approach to managing fixed income is value-oriented. We seek to provide superior long-term total rates of return, including capital gains potential, by focusing on undervalued, preferably "discount" fixed income securities from around the world.

We offer a comprehensive range of fixed income funds. The Loomis Sayles Short-Term Bond Fund, U.S. Government Securities Fund, Global Bond Fund and our well-known Bond Fund, managed by Dan Fuss, all had top quartile performance and our Municipal Bond Fund was in the top half of its peer group, as ranked by Lipper Analytical Services, Inc.* We recently added three new fixed income funds, Intermediate Maturity Bond Fund, Investment Grade Bond Fund and High Yield Fund, managed by Dan Fuss and his team, to complement our existing funds.

Whether it's your intention to conservatively add bonds, or to significantly increase fixed income risk to your portfolio, we have a fund that meets your needs. Please call us, or visit our new website at www.loomissayles.com to learn more about our fixed income capabilities.

Sincerely,

/s/ John F. Yeager, III

    John F. Yeager, III

    President,
    Loomis Sayles Distributors, L. P.

*For the five-year period ended 6/30/98, the following are the Loomis Sayles
 Funds rankings within the appropriate Lipper categories:

Short-Term Bond Fund ranked 9/50 Short Investment Grade Debt Category U.S. Government Securities Fund ranked 2/96 General U.S. Government Category Global Bond Fund ranked 5/57 Global Income Category Bond Fund ranked 1/40 Corporate BBB Debt Category Municipal Bond Fund ranked 50/124 General Municipal Debt Category

ECONOMIC AND MARKET OVERVIEW
--------------------------------------------------------------------------------

THE LOOMIS SAYLES FUNDS SEMI-ANNUAL REPORT
ECONOMIC AND MARKET OVERVIEW -- 1998
------------------------------------------------------------------------------

The first half of 1998 featured a general decline in interest rates despite strong economic growth and concerns over tightness in the labor market. The U.S. economy is in the sixth year of expansion and the Federal Reserve Bank is concerned about a potential jump in inflation. However, productivity growth and higher labor force participation rates have helped to keep inflation in check. For the first six months of the year, Asia's crisis may have made it difficult for Federal Reserve Bank Chairman Alan Greenspan to raise interest rates. First, raising rates would have intensified the Asian crisis and second, slower world economic growth relieved some of the pressure on the U.S. economy.

1ST QUARTER
Yields bounced around during the first quarter and investors were left primarily with their coupon income. On the corporate side, supply jumped as companies replaced their high coupon debt with low coupon debt or issued new debt for business expansion. Despite a healthy supply of new bonds, the corporate and high yield markets posted strong results versus government bonds as investors looked for extra yield. The supply of U.S. Treasury bonds is decreasing as the federal government is a net redeemer of their bonds. In the first quarter, the Lehman Brothers Government/Corporate Bond Index gained 1.52%, the Merrill Lynch High Yield Master Index gained 2.79%.

2ND QUARTER
Asia continued to make headlines in the second quarter and most market gains from earlier in the year were given back. Political unrest in Indonesia led to the resignation of long-time ruler Suharto. India and Pakistan revived concerns of a nuclear arms race with testing of their new atomic capabilities. To compound this, Japan, Asia's largest economy, refused to grapple with its failing economy. Despite intervention in the foreign exchange markets by the United States, the Japanese yen fell to new lows versus the U.S. dollar. Concerned investors now worry that China might devalue its currency, the yuan, which in turn could incite another round of economic turmoil.

The story during the second quarter was the "flight to quality" in the financial markets. U.S. Treasury bonds rallied and the 30-year Treasury bond hit all-time lows as investors focused on "safe" investments. A flat yield curve, where short-term yields are nearly the same as long-term yields, resulted from a decline in the yields for long-term bonds. The Lehman Brothers Government Bond Index posted a strong second quarter gain of 2.64%. Investment grade and high yield corporate bonds lagged and yield spreads widened versus Treasuries. Investors moved their money out of areas considered risky, such as Asia and emerging markets, resulting in a drop in value in those markets and a dramatic rise in the U.S. dollar as capital flowed to U.S. dollar-denominated assets.

By the end of June, major stock indices had easily outpaced bonds. During the first half of 1998, the Standard and Poor's 500 Index gained 17.71%, the Dow Jones Industrial Index gained 13.20% and the Nasdaq Composite Index was up 20.66%. However, the rally in stocks was decidedly weaker among small cap stocks and the Russell 2000 Index gained only 4.93%. The Lehman Brothers Long Government Bond Index had a very respectable return of 6.25%. Shorter maturity bonds posted weaker results, with the Lehman Brothers 1-3 year Government/ Corporate Bond Index gaining 3.03% and the Merrill Lynch High Yield Master Index posting a 4.51% return. Overseas, many bond markets did well, but U.S. based investors saw their returns hurt by the rising value of the U.S. dollar. The Salomon Brothers World Government Bond Index gained 2.79% for the period.

The economic scene at the end of June looks a lot like it did at the beginning of the year. There appears to be tension between solid economic growth in North America and Europe and the crisis in Asia. So far, the crisis has had mixed impact here in the U.S. Falling energy prices, increased imports and lower interest rates have helped the economy to remain strong, while avoiding price inflation. However, the Asian crisis, the strike at GM and the old age of this economic expansion could put a damper on growth. On the other hand, Federal Reserve Bank Chairman Alan Greenspan, has noted that he is keeping a close eye on inflationary pressures. These factors will likely continue to affect the U.S. economy and financial markets but, as always, time will tell how well this balance can be kept.

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND LIPPER CATEGORY INDEX(2)
--------------------------------------------------------------------------------
                                                  GLOBAL              HIGH
                                 BOND              BOND              YIELD
--------------------------------------------------------------------------------
YEAR TO DATE
    Loomis Sayles                4.29              1.86               1.61
    Lipper                       3.82              2.09               4.42
    Rank                      20 of 106         115 of 151         233 of 245
    Percentile                    19                77                 96
    Lipper Category Index        3.82              2.41               4.79

ONE YEAR
    Loomis Sayles               11.31              0.62               7.04
    Lipper                      10.51              4.67              11.45
    Rank                       33 of 99         127 of 140         201 of 215
    Percentile                    34                91                 94
    Lipper Category Index       10.65              5.18              12.11

THREE YEARS
    Loomis Sayles               12.90             11.79               N/A
    Lipper                       8.66              7.61
    Rank                       1 of 61          17 of 108
    Percentile                    1                 16
    Lipper Category Index        8.57              7.67

FIVE YEARS
    Loomis Sayles               12.08              8.13               N/A
    Lipper                       7.53              5.91
    Rank                       1 of 40           5 of 57
    Percentile                    1                 9
    Lipper Category Index        7.28              6.33

MODIFIED INCEPTION(3)
    Loomis Sayles               13.84              8.92               8.39
    Lipper                       9.93              7.22              11.95
    Rank                       1 of 22           4 of 29           162 of 170
    Percentile                    1                 14                 96
    Lipper Category Index        9.15              7.51              12.40

ACTUAL INCEPTION(4)
    Loomis Sayles               13.70              8.84               8.93

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total returns shown reflect, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.

(2) The Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return for 30 funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*

-------------------------------------------------------------------------------
   INTERMEDIATE       INVESTMENT                      SHORT-
     MATURITY           GRADE         MUNICIPAL        TERM       U.S. GOV'T.
       BOND              BOND           BOND           BOND        SECURITIES
--------------------------------------------------------------------------------

       3.68              3.50           2.16           3.22           4.42
       3.61              3.82           2.26           2.82           3.62
    111 of 233        80 of 106      150 of 246      9 of 102      14 of 194
        48                76             61              9             8
       3.77              3.82           2.45           2.90           3.54

       6.71             11.81           8.88           7.49          14.68
       9.42             10.51           8.39           6.28          10.17
    210 of 212         17 of 99       59 of 233      5 of 101      10 of 181
        99                18             26              5             6
       9.66             10.65           8.67           6.50           9.96

       N/A               N/A            7.58           6.35           8.99
                                        7.32           5.91           6.91
                                      74 of 192      14 of 80       4 of 151
                                         39             18             3
                                        7.61           6.14           6.96

       N/A               N/A            5.89           5.90           7.55
                                        5.77           5.34           5.72
                                      50 of 124       9 of 50       2 of 96
                                         41             18             3
                                        5.99           5.49           5.58

       6.80             12.02           7.61           5.94          10.20
       8.17              9.38           7.53           5.37           7.48
    182 of 192         2 of 89        35 of 90        7 of 34       1 of 62
        95                3              39             21             1
       8.41              9.44           7.60           5.64           7.20

       6.80             12.02           7.65           5.94          10.20

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.

(4)  Actual Inception Dates:
        Bond Fund ..........................................  May 16, 1991
        Global Bond Fund ...................................  May 10, 1991
        High Yield Fund ..............................  September 11, 1996
        Intermediate Maturity Bond Fund ...............  December 31, 1996
        Investment Grade Bond Fund ....................  December 31, 1996
        Municipal Bond Fund ................................  May 29, 1991
        Short-Term Bond Fund .............................  August 3, 1992
        U.S. Government Securities Fund ....................  May 21, 1991

*Source: Lipper Analytical Services

LOOMIS SAYLES BOND FUND
--------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
     Daniel J. Fuss                   KEY FUND FACTS

[Photo of Kathleen C. Gaffney]        Objective: High total investment return
    Kathleen C. Gaffney
                                      Strategy: Invests in debt
                                      securities, although up to 20% of
                                      total assets may be in preferred
                                      stocks.

                                      Fund Inception Date: 5/16/91

                                      Commencement of Operations of
                                      Class: Institutional - 5/16/91,
                                      Retail - 1/2/97, Admin. - 1/2/98

                                      Expense Ratio: Institutional -
                                      0.74%,
                                      Retail - 1.00%, Admin. - 1.25%

                                      Total Net Assets (all classes):
                                      $1,682.6 MM

PERFORMANCE SUMMARY
The Institutional Class of the Loomis Sayles Bond Fund generated a 4.29% return for the first six months of 1998, slightly outperforming the 4.17% return of the Lehman Brothers Government/Corporate Bond Index. The Fund's structural and issue diversity allowed it to achieve returns close its benchmark despite lackluster performance from its Asian and emerging market holdings. We feel that these holdings offer attractive long-term opportunities and expect them to recover strongly.

PORTFOLIO REVIEW
The Fund's 16% exposure to select high yield issues in Asian and emerging market countries resulted in strong first quarter returns. This was followed by trailing returns during the quality-driven U.S. Treasury rally during May and June. The Fund's long U.S. Treasury positions performed well in this environment, partially offsetting the negative effects of our Asian and emerging market holdings. However, our emerging market holdings suffered as political, economic and social turmoil continued for the region. Domestic corporate issues, including the high yield segment, posted returns in line with the market for the first six months of the year.

PORTFOLIO POSITIONING
There have been no significant changes in the Bond Fund's portfolio position or investment strategy. Our focus remains on issue selection across a variety of global bond market segments. In our search for undervalued issues, we have exposure to bonds in emerging markets, domestic high yield and investment grade securities, and Canadian provincial and government bonds. The Fund maintains a significant position in U.S. Treasury issues as we believe they offer good yields while we search for more attractive issues. This structural diversity provides opportunity for growth while containing overall portfolio risk. In aggregate, our bond selections offer considerable yield advantage, call protection and value with the potential for significant bond price appreciation.

/s/ Daniel J. Fuss                   /s/ Kathleen C. Gaffney

    Daniel J. Fuss                       Kathleen C. Gaffney

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Bond Fund (Institutional)             4.29        11.31        12.90        12.08         13.70

Loomis Sayles Bond Fund (Retail)                    4.15        10.94         N/A          N/A          11.07
Loomis Sayles Bond Fund (Admin)                     4.00         N/A          N/A          N/A           4.00

Lipper BBB Rated Corporate Bond Fund Index(b)       3.82        10.65         8.57         7.28          9.15
Lehman Brothers Government/Corp. Bond Index(c)      4.17        11.28         7.86         6.88          8.65

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER            LEHMAN
As of 5/31/91             10.00             10.00             10.00
Period Ended
6/30/91                   09.85             09.97             09.99
9/30/91                   10.52             10.55             10.56
12/31/91                  10.93             11.14             11.13
3/31/92                   11.29             11.03             10.96
6/30/92                   11.84             11.47             11.40
9/30/92                   12.40             12.04             11.96
12/31/92                  12.49             12.04             11.97
3/31/93                   13.45             12.67             12.53
6/30/93                   14.16             13.08             12.90
9/30/93                   14.79             13.55             13.33
12/31/93                  15.27             13.58             13.29
3/31/94                   15.04             13.13             12.88
6/30/94                   14.61             12.88             12.72
9/30/94                   14.87             12.98             12.78
12/31/94                  14.65             12.96             12.83
3/31/95                   15.73             13.58             13.46
6/30/95                   17.41             14.53             14.34
9/30/95                   18.16             14.88             14.61
12/31/95                  19.33             15.58             15.29
3/31/96                   19.14             15.26             14.94
6/30/96                   19.45             15.33             15.01
9/30/96                   20.21             15.66             15.27
12/31/96                  21.32             16.24             15.74
3/31/97                   21.27             16.13             15.60
6/30/97                   22.51             16.80             16.17
9/30/97                   23.90             17.46             16.74
12/31/97                  24.02             17.91             17.27
3/31/98                   24.94             18.22             17.53
6/30/98                   25.05             18.59             17.99

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES GLOBAL BOND FUND
--------------------------------------------------------------------------------

[Photo of E. John deBeer]
     E. John deBeer            KEY FUND FACTS

                               Objective: High total investment return

                               Strategy: Invests primarily in investment grade fixed income obligations (including convertibles) denominated in various currencies, including U.S. dollars or multicurrency units.

                               Fund Inception Date: 5/10/91

                               Commencement of Operations of Class:
                               Institutional - 5/10/91,
                               Retail - 1/2/97

                               Expense Ratio: Institutional - 0.90%,
                               Retail - 1.15%

                               Total Net Assets (all classes): $36.3 MM

PERFORMANCE SUMMARY
The Institutional Class of the Global Bond Fund returned 1.86% for the first six months of 1998, slightly lagging the Lipper Average General World Income Fund at 2.09% and the Salomon Brothers World Government Bond Index at 2.79%. The Fund's long-term performance remains strong with the three-year annualized return of 11.79% outpacing the 7.61% for the Lipper Average and 2.84% for the Salomon Index. For the five year period, the Fund's 8.13% return surpassed the 5.91% return of the Lipper Average and the 6.33% return of the Salomon Index.

PORTFOLIO REVIEW
The Fund's exposure to Asia was the primary driver for performance during the first half of the year. Asian currencies and countries posted strong first quarter returns followed by weaker performance during the second quarter.

While our basic portfolio strategy remained unchanged during the first six months of the year, we did add selectively to the Fund's Asian positions. Purchases included Bangkok Bank, Tenaga and three Japanese banks, all denominated in U.S. dollars. We also added to the Fund's Australian dollar and New Zealand dollar government positions. We deliberately kept average portfolio quality high, beginning at A1 on December 31 and ending at AA3 on June 30.

PORTFOLIO POSITIONING
Asia-related bonds of various types were the Fund's most important investments, representing about 36% of the portfolio on June 30. We believe the extremely bearish market sentiment has created some excellent values, despite the well-publicized economic slump. Approximately 40% of the Fund is invested in unhedged European bonds, as we believe Europe offers attractive opportunities and is somewhat overlooked due to investors' focus on Asia.

/s/ E. John deBeer

    E. John deBeer

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund (Institutional)      1.86        0.62         11.79        8.13          8.84

Loomis Sayles Global Bond Fund (Retail)             1.78        0.36          N/A          N/A          2.56
Lipper General World Income Fund Index(b)           2.41        5.18         7.67         6.33          7.51

Salomon Brothers World Government Bond Index(c)     2.79        4.31         2.84         6.33          8.63

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER           SB WORLD
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   09.56             09.83             09.90
9/30/91                   10.53             10.45             10.71
12/31/91                  11.69             10.94             11.56
3/31/92                   11.11             10.75             11.17
6/30/92                   12.04             11.22             11.92
9/30/92                   11.85             11.36             12.66
12/31/92                  11.79             11.33             12.20
3/31/93                   12.36             11.86             12.85
6/30/93                   12.39             12.29             13.22
9/30/93                   13.19             12.72             13.95
12/31/93                  13.51             13.09             13.82
3/31/94                   13.01             12.41             13.82
6/30/94                   12.19             12.12             13.91
9/30/94                   12.16             12.25             14.07
12/31/94                  12.33             12.15             14.14
3/31/95                   11.97             12.66             15.69
6/30/95                   13.12             13.38             16.52
9/30/95                   14.18             13.66             16.35
12/31/95                  15.28             14.31             16.83
3/31/96                   15.40             14.23             16.52
6/30/96                   16.15             14.54             16.58
9/30/96                   16.79             15.10             17.04
12/31/96                  17.57             15.74             17.44
3/31/97                   17.49             15.43             16.72
6/30/97                   18.20             15.88             17.23
9/30/97                   18.56             16.27             17.45
12/31/97                  17.98             16.31             17.48
3/31/98                   18.51             16.64             17.62
6/30/98                   18.31             16.71             17.97

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Salomon Brothers World Government Bond Index is a capitalization-weighted index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
--------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
     Daniel J. Fuss                   KEY FUND FACTS

[Photo of Kathleen C. Gaffney]        Objective: High total investment return
      Kathleen C. Gaffney
                                      Strategy: Invests in debt
                                      securities, although up to 20% of
                                      total assets may be in preferred
                                      stocks and up to 10% in common
                                      stocks. The Fund normally invests
                                      at least 65% of its assets in
                                      fixed income securities of below
                                      investment grade quality.

                                      Fund Inception Date: 9/11/96

                                      Commencement of Operations of
                                      Class: Institutional - 9/11/96,
                                      Retail - 1/2/97

                                      Expense Ratio: Institutional -
                                      0.75%,
                                      Retail - 1.00%

                                      Total Net Assets (all classes):
                                      $13.0 MM

PERFORMANCE SUMMARY
The first six months of 1998 were challenging for the High Yield Fund. The Institutional Class of the Fund returned 1.61% for the first half of the year, underperforming the 4.51% return of the Merrill Lynch High Yield Master Index.

PORTFOLIO REVIEW
In the U.S., mutual fund inflows continued to be strong, providing liquidity for the increased amount of new issuance in high yield markets. Demand for Treasuries and high quality corporate bonds pushed the yield on the 30-year Treasury to 5.62% at the end of the second quarter. After posting strong first quarter results, economic and political turmoil resurfaced throughout Asia, dampening returns on emerging market and Asian securities. This volatile environment resulted in a "flight to quality" affecting markets around the world.

Strong returns from the telecommunications and cable/media sectors following AT&T's landmark acquisition of Telecommunications Inc., a leading cable provider, helped to partially offset lackluster results in the emerging markets. Solid gains were also made among select consumer cyclicals, which continued to benefit from a strong domestic economy and high consumer confidence. International convertible issues were negatively influenced by weak results in global equity markets. Reduced demand for technology hardware in Asia hurt the performance of some of our convertible issues.

PORTFOLIO POSITIONING
We remain committed to our current international exposure as a means of diversifying the Fund and adding additional yield. We are comfortable with the portfolio's overall structure and will continue to focus on discounted bonds with call protection that offer good yield advantage. We believe that, over the long-term, economic growth will return to the Pacific Rim and Latin America and we have positioned the Fund to take advantage of opportunities in these areas.

/s/ Daniel J. Fuss                      /s/ Kathleen C. Gaffney

  Daniel J. Fuss                          Kathleen C. Gaffney

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                                  YEAR                        SINCE
                                                                TO DATE        1 YEAR     INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield Fund (Institutional)                     1.61          7.04           8.93
Loomis Sayles High Yield Fund (Retail)                            1.45          6.79           8.37
Lipper High Current Yield Fund Index(b)                           4.79         12.11          12.40
Merrill Lynch High Yield Master Index(c)                          4.51         11.40          12.32

CUMULATIVE PERFORMANCE - SEPTEMBER 30, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER              ML
As of  9/30/96            10.00             10.00             10.00
Period Ended
12/31/96                  10.17             10.35             10.39
3/31/97                   10.15             10.39             10.50
6/30/97                   10.76             10.94             11.00
9/30/97                   11.66             11.54             11.43
12/31/97                  11.33             11.71             11.73
3/31/98                   12.08             12.22             12.05
6/30/98                   11.51             12.27             12.25



Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is September 11, 1996. Since Lipper and Merrill Lynch High Yield Master Index performance data is not available coincident with this date, comparative performance is presented from September 30, 1996. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
--------------------------------------------------------------------------------

[Photo of Anthony J. Wilkins]
Anthony J. Wilkins             KEY FUND FACTS

                               Objective: High total investment return

                               Strategy: Invests in investment grade debt securities, with a dollar-weighted average maturity between three and ten years.

                               Fund Inception Date: 12/31/96

                               Commencement of Operations of Class:
                               Institutional - 1/2/97,
                               Retail - 1/2/97

                               Expense Ratio: Institutional - 0.55%,
                               Retail - 0.80%

                               Total Net Assets (all classes): $9.0 MM

PERFORMANCE SUMMARY
For the first half of 1998, the Institutional Class of the Intermediate Maturity Bond Fund returned 3.68%, outpacing the 3.47% return of the Lehman Brothers Government/Corporate Intermediate Bond Index. While the Fund gave back some of its first quarter gains during the second quarter, it finished ahead of its benchmark for the first six months of the year.

PORTFOLIO REVIEW
Strong returns from the telecommunications and cable/media sectors following AT&T's landmark acquisition of Telecommunications Inc., a leading cable provider, helped to partially offset lackluster returns in Latin American and Asian issues. Solid gains were also made in the finance sector, which continued to benefit from a strong domestic economy and high consumer confidence. Tobacco-related issues weakened over the first half of the year, as uncertainty remains over a national settlement agreement currently under negotiation.

PORTFOLIO POSITIONING
We have maintained the overall structure of the portfolio with a bias towards the longer end of our maturity parameters and good diversification among U.S. corporate, U.S. government and foreign issues. We are focusing on undervalued bonds with call protection that offer good yield advantage. The Fund's duration remains longer than that of its benchmark index to capture the higher yields offered by longer maturity corporate issues and to enhance capital appreciation if yield spreads narrow.

/s/ Anthony J. Wilkins

    Anthony J. Wilkins

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                                  YEAR                        SINCE
                                                                TO DATE        1 YEAR     INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Maturity Bond Fund (Institutional)     3.68          6.71          6.80
Loomis Sayles Intermediate Maturity Bond Fund (Retail)            3.61          6.46          6.63
Lipper Intermediate Investment Grade Bond Fund Index(b)           3.77          9.66          8.41
Lehman Brothers Gov't/Corp. Intermediate Bond Index(c)            3.47          8.54          7.60

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER            LEHMAN
As of  12/31/96           10.00             10.00             10.00
Period Ended
3/31/97                   09.99             09.95             09.99
6/30/97                   10.34             10.29             10.28
9/30/97                   10.63             10.62             10.56
12/31/97                  10.64             10.88             10.79
3/31/98                   10.92             11.05             10.95
6/30/98                   11.03             11.29             11.16

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Intermediate Bond Index consists a of those bonds held within the Lehman Brothers Government/Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
  Daniel J. Fuss             KEY FUND FACTS

                             Objective: High total investment return

                             Strategy: Invests in investment grade debt securities, including convertibles, although up to 20% of assets may be in preferred stocks.

                             Fund Inception Date: 12/31/96

                             Commencement of Operations of Class:
                             Institutional - 1/2/97,
                             Retail - 1/2/97

                             Expense Ratio: Institutional - 0.55%, Retail -
                             0.80%

                             Total Net Assets (all classes): $4.4 MM

PERFORMANCE SUMMARY
The first half of 1998 was a challenging time for fixed income investors. Volatility in global markets brought uncertainty to investors, which meant that even purchasing high quality bonds did not guarantee positive results. The Institutional Class of the Investment Grade Bond Fund posted a 3.50% return in this environment, lagging the 4.17% return of the Lehman Brothers Government/Corporate Bond Index.

PORTFOLIO REVIEW
Home construction, realty, and consumer related issues turned in positive results for the first half of the year as they continued to benefit from historically low interest rates, strong domestic consumption, and mild inflation. Asian and Latin American spreads widened during the second quarter as countries such as Japan, Korea, and Thailand have yet to establish a credible plan to reform their troubled banking systems. While Canadian provincial and government debt issues posted modest gains, they underperformed on a relative basis as the U.S. dollar appreciated versus the Canadian dollar. The Fund benefited from its modest allocation to preferred issues, which comprised approximately 6.3% of the portfolio.

PORTFOLIO POSITIONING
There has been no significant change in the Fund's management strategy over the past six months. Our focus continues to be on uncovering longer maturity, call-protected bonds selling at a discount to par value. We believe that the portfolio remains well structured and offers significant yield versus comparable Treasuries. The Fund is diversified among U.S. government, U.S. corporate, foreign issues and other areas which should help to provide a buffer against general market movements.

/s/ Daniel J. Fuss

    Daniel J. Fuss

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                                  YEAR                        SINCE
                                                                TO DATE        1 YEAR     INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund (Institutional)          3.50         11.81          12.02
Loomis Sayles Investment Grade Bond Fund (Retail)                 3.24         11.45          11.69
Lipper BBB Rated Corporate Bond Fund Index(b)                     3.82         10.65           9.44
Lehman Brothers Government/Corporate Bond Index(c)                4.17         11.28           9.34

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER            LEHMAN
As of  12/31/96           10.00             10.00             10.00
Period Ended
3/31/97                   09.94             09.93             09.91
6/30/97                   10.60             10.35             10.27
9/31/97                   11.28             10.75             10.63
12/31/97                  11.45             11.03             10.98
3/31/98                   11.74             11.22             11.14
6/30/98                   11.85             11.45             11.43

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[Photo of Martha F. Hodgman]
      Martha F. Hodgman      KEY FUND FACTS

                             Objective: Current income

                             Strategy: Invests in fixed income securities the income of which is exempt from federal income tax.

                             Fund Inception Date: 5/29/91

                             Commencement of Operations of Class:
                             Institutional - 5/29/91

                             Expense Ratio: Institutional - 0.60%,

                             Total Net Assets: $9.4 MM

PERFORMANCE SUMMARY
For the first half of 1998, the Loomis Sayles Municipal Bond Fund's 2.16% return performed in line with the Lipper General Municipal Bond Fund Average's 2.26% return and slightly lagged the 2.69% return of the Lehman Brothers Municipal Bond Index. The Fund's best performing issues were long-term discount bonds, such as our Foothills zero coupon bond of 2023. Short-term premium bonds were the weakest performing issues for the period.

PORTFOLIO REVIEW
Two competing forces have been difficult to ignore during the past six months and have held the municipal market in check. First, low interest rates enticed many issuers into the market. $142 billion has been issued so far this year, which is over 50% more than last year at this time. Second, demand barely kept pace with the supply so while other fixed income markets rallied for much of the first part of 1998, municipals lagged their taxable counterparts. Municipals appear particularly attractive to us at the present time since we anticipate that this relationship should revert to more traditional levels as new issue supply winds down over the balance of the year.

PORTFOLIO POSITIONING
We continue to maintain a portfolio of well-researched, undervalued securities with good call protection. We have added a few new names during this year's crush of new issuance including, Long Island Power Authority which came to market in mid-May with a $2.3 billion issue, and Pocahontas Parkway, which issued bonds for a new toll road in Richmond, Virginia. We have also pared back our holdings in pre-refunded securities as these issues have become relatively more expensive and we believe they have limited potential for price improvement.

/s/ Martha F. Hodgman

    Martha F. Hodgman

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                   YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Municipal Bond Fund                   2.16        8.88         7.58         5.89          7.65
Lipper General Municipal Bond Fund Index(b)         2.45        8.67         7.61         5.99          7.60
Lehman Brothers Municipal Bond Index(c)             2.69        8.66         7.85         6.46          7.86

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER            LEHMAN
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   10.01             09.97             09.99
9/30/91                   10.42             10.37             10.38
12/31/91                  10.78             10.73             10.73
3/31/92                   10.78             10.74             10.76
6/30/92                   11.24             11.20             11.17
9/30/92                   11.54             11.45             11.46
12/31/92                  11.79             11.68             11.67
3/31/93                   12.18             12.15             12.11
6/30/93                   12.63             12.56             12.50
9/30/93                   13.07             12.99             12.92
12/31/93                  13.15             13.13             13.11
3/31/94                   12.42             12.41             12.39
6/30/94                   12.58             12.48             12.52
9/30/94                   12.61             12.54             12.61
12/31/94                  12.44             12.34             12.43
3/31/95                   13.26             13.22             13.31
6/30/95                   13.50             13.49             13.63
9/30/95                   13.83             13.82             14.02
12/31/95                  14.50             14.48             14.60
3/31/96                   14.23             14.22             14.42
6/30/96                   14.28             14.30             14.53
9/30/96                   14.60             14.64             14.87
12/31/96                  14.98             15.00             15.24
3/31/97                   14.90             14.94             15.21
6/30/97                   15.44             15.46             15.73
9/30/97                   15.96             15.95             16.21
12/31/97                  16.46             16.40             16.65
3/31/98                   16.58             16.58             16.84
6/30/98                   16.81             16.81             17.09

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991. Since Lipper and Lehman Brothers Municipal Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[Photo of John Hyll]
     John Hyll       KEY FUND FACTS

                     Objective: High total investment return

                     Strategy: Invest in debt securities (including convertibles), although up to 20% may be invested in non-convertible preferred stocks.

                     Fund Inception Date: 8/3/92

                     Commencement of Operations of Class:
                     Institutional - 8/3/92,
                     Retail - 1/2/97

                     Expense Ratio: Institutional - 0.50%, Retail -
                     0.75%

                     Total Net Assets (all classes): $27.3 MM

PERFORMANCE SUMMARY
For the first six months of 1998, the Institutional Class of the Loomis Sayles Short-Term Bond Fund's 3.22% return outpaced the 3.03% return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

PORTFOLIO REVIEW
Our strategy of maintaining the Fund's maturity at the longer end of its three-year maximum proved beneficial as yields declined during the first half of the year. Bond prices have an inverse relationship to yields, with prices rising when yields decline and vice versa. During the second quarter, the Fund's heavy weighting in corporate bonds put a drag on performance when Treasuries rallied sharply. However, our higher than usual allocation to Treasuries buoyed performance during this period. The yield advantage of our mortgage holdings helped them to outperform equal-duration U.S. Treasury securities.

PORTFOLIO POSITIONING
As of June 30, 1998, the Fund holds approximately 43.3% in corporates, 10.4% in mortgages, 1.3% in asset backed securities, 36.6% in U.S. Treasuries and 8.4% in cash and equivalents. The average maturity is 2.89 years, which is near the longer end of its three-year maturity limit. The average yield-to-maturity is 5.93%.

The Fund is positioned for an environment of moderate economic growth with low inflationary pressures. Our focus remains on the long end of the Fund's maturity range with an emphasis on government and corporate issues. We will continue to stress asset selection as we believe this strategy will enhance yield and provide the potential for capital appreciation.

/s/ John Hyll

    John Hyll

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Short-Term Bond Fund (Institutional)  3.22        7.49         6.35         5.90          5.94
Loomis Sayles Short-Term Bond Fund (Retail)         3.08        7.15          N/A          N/A          6.69
Lipper Short Investment Grade Bond Fund Index(b)    2.90        6.50         6.14         5.49          5.64
Lehman Brothers 1-3 Year Government/Corp.
  Bond Index(c)                                     3.03        6.79         6.32         5.64          5.63

CUMULATIVE PERFORMANCE - AUGUST 31, 1992 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER            LEHMAN
As of  8/31/92            10.00             10.00             10.00
10/31/92                  09.92             09.94             09.94
11/30/92                  09.88             09.96             09.93

Period Ended
12/31/92                  09.95             10.03             10.02
3/31/93                   10.26             10.31             10.24
6/30/93                   10.40             10.47             10.36
9/30/93                   10.55             10.66             10.51
12/31/93                  10.63             10.79             10.58
3/31/94                   10.59             10.72             10.52
6/30/94                   10.61             10.70             10.53
9/30/94                   10.77             10.80             10.63
12/31/94                  10.82             10.78             10.63
3/31/95                   11.18             11.07             10.99
6/30/95                   11.52             11.44             11.35
9/30/95                   11.68             11.61             11.52
12/31/95                  11.97             11.90             11.80
3/31/96                   11.99             11.91             11.85
6/30/96                   12.08             12.03             11.97
9/30/96                   12.27             12.24             12.18
12/31/96                  12.53             12.48             12.41
3/31/97                   12.58             12.57             12.49
6/30/97                   12.89             12.85             12.77
9/30/97                   13.20             13.10             12.87
12/31/97                  13.43             13.30             13.23
3/31/98                   13.64             13.49             13.42
6/30/98                   13.86             13.68             13.63



Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is August 3, 1992. Since Lipper and Lehman Brothers 1-3 Year Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from August 31, 1992. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers 1-3 Year Government/Corporate Bond Index consists of fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. Gov't issues. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

[Photo of Kent P. Newmark]
     Kent P. Newmark          KEY FUND FACTS

                              Objective: High total investment return

                              Strategy: Invests in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities

                              Fund Inception Date: 5/21/91

                              Commencement of Operations of Class:
                              Institutional - 5/21/91

                              Expense Ratio: Institutional - 0.60%,

                              Total Net Assets: $21.3 MM

PERFORMANCE SUMMARY
The U.S. Government Securities Fund returned 4.42% for the first half of 1998, surpassing the 3.62% return of the average fund in Lipper's General U.S. Government category, and the 4.18% return of the Lehman Brothers Government Bond Index. A long duration and tactical swapping among Treasury and Federal Agency sectors helped performance.

PORTFOLIO REVIEW
We maintained the Fund's duration at 7.7 years when long-term yields fell below 5.70% in January. We also increased our mortgage position when the sector was out of favor. Lastly, we extended the Fund's duration to 8.1 years when long-term Treasuries yielded over 6% during the first quarter. The result was strong first quarter returns, as the yield advantage added to our performance in a relatively stable interest rate environment. During the second quarter, we made a series of successful timing decisions and ended the period with a portfolio duration of 7.3 years. Only one-third of the Fund was invested in long-term Treasuries, so we did not capture the full benefit of the strong June rally.

PORTFOLIO POSITIONING
As of June 30, approximately 33% percent of the portfolio was invested in Government National Mortgage Association (GNMA) securities, which currently offer higher yields than Treasuries. GNMAs tend to do well in a stable interest rate environment but post weaker returns when interest rates are declining. The Fund's commitment to Treasury Inflation Protected Securities
(TIPS) is now approximately 23%. We believe this sector has been overlooked since inflation has been low, but should gain favor if inflation begins to rise.

While the U.S. economy continues to be strong, Asian markets are experiencing a deep recession. The Federal Reserve Bank is not likely to raise interest rates in this environment and we believe that the Treasury market will remain stable or move slightly higher for the remainder of the year.

/s/ Kent P. Newmark

    Kent P. Newmark

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund       4.42        14.68        8.99         7.55          10.20
Lipper General U.S. Gov't Bond Fund Index(b)        3.54        9.96         6.96         5.58           7.20
Lehman Brothers Government Bond Index(c)            4.18        11.25        7.68         6.66           8.40

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                         LOOMIS            LIPPER            LEHMAN
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   09.97             09.97             09.99
9/30/91                   10.69             10.54             10.56
12/31/91                  11.49             11.07             11.12
3/31/92                   11.11             10.88             10.93
6/30/92                   11.59             11.27             11.36
9/30/92                   12.40             11.72             11.92
12/31/92                  12.50             11.75             11.92
3/31/93                   13.22             12.16             12.46
6/30/93                   13.83             12.47             12.82
9/30/93                   14.60             12.77             13.24
12/31/93                  14.47             12.73             13.20
3/31/94                   13.71             12.33             12.80
6/30/94                   13.33             12.09             12.65
9/30/94                   13.32             12.11             12.71
12/31/94                  13.56             12.12             12.75
3/31/95                   14.33             12.67             13.35
6/30/95                   15.37             13.37             14.18
9/30/95                   15.84             13.61             14.43
12/31/95                  16.68             14.18             15.09
3/31/96                   15.90             13.84             14.75
6/30/96                   15.91             13.85             14.82
9/30/96                   16.19             14.07             15.07
12/31/96                  16.90             14.48             15.51
3/31/97                   16.49             14.37             15.38
6/30/97                   17.35             14.88             15.91
9/30/97                   18.25             15.36             16.45
12/31/97                  19.06             15.80             16.99
3/31/98                   19.31             16.01             17.25
6/30/98                   19.90             16.36             17.70



Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991. Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi- federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------


LOOMIS SAYLES BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                     FACE
                                                                    AMOUNT            VALUE (A)
----------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.0% of Net Assets

NON-CONVERTIBLE BONDS -- 88.8%
Airlines -- 0.0%
  NWA Trust, 9.360%, 3/10/06  ......................  USD                748,800     $       839,721
                                                                                     ---------------
Banks/Savings & Loans -- 0.4%
  First Union Institutional Trust, 7.850%, 1/01/27                     2,000,000           2,124,360
  First Union Institutional Trust, 8.040%, 12/01/26.                   5,000,000           5,427,415
                                                                                     ---------------
                                                                                           7,551,775
                                                                                     ---------------
Broadcasting -- 0.6%
  CBS, Inc., 7.125%, 11/01/23  .....................                   1,435,000           1,370,439
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/
    01/07 (step to 10.250% on 11/01/02) (b)  .......                  13,000,000           8,450,000
                                                                                     ---------------
                                                                                           9,820,439
                                                                                     ---------------
Canadian -- 17.9%
  Canadian Government, Zero Coupon Bond, 6/01/21  ..  CAD            115,650,000          22,199,731
  Canadian Government, Zero Coupon Bond, 6/01/22  ..                  11,050,000           2,015,312
  Canadian Government, Zero Coupon Bond, 6/01/25  ..                 302,435,000          47,440,379
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) (b)  ......                  40,000,000          17,965,905
  Clearnet Communications, Inc., Zero Coupon Bond,
    5/15/08 (step to 10.400% on 5/15/03) (b)  ......  USD              1,250,000             502,952
  Hydro Quebec, Zero Coupon Bond, 8/15/20  .........  CAD             35,000,000           6,264,249
  International Semi-Tech Corp., Zero Coupon Bond,
    8/15/03 (step to 11.500% on 8/15/00) (b)  ......  USD             15,525,000           4,657,500
  MetroNet Communications Corp., Zero Coupon Bond,
    6/15/08 (step to 9.500% on 6/15/03) 144A (b)(c).                   1,500,000             928,125
  Milit Air, Inc., 5.750%, 6/30/19 144A (c)  .......  CAD              6,950,000           4,735,809
  New Brunswick FM Project, Zero Coupon Bond,
    11/30/27 (step to 6.470% on 5/30/03) 144A (b)(c)                  10,000,000           5,263,262
  Province of Alberta, 5.930%, 9/16/16  ............                  28,018,127          19,658,164
  Province of British Columbia, Zero Coupon Bond,
    8/23/13 ........................................                  33,000,000           9,378,202
  Province of British Columbia, Zero Coupon Bond,
    6/09/14 ........................................                  10,000,000           2,707,816
  Province of British Columbia, Zero Coupon Bond,
    9/05/20 ........................................                  54,528,000          10,030,228
  Province of British Columbia, Zero Coupon Bond,
    6/09/22 ........................................                  96,208,000          15,955,555
  Province of British Columbia, Zero Coupon Bond,
    8/19/22 ........................................                  25,037,000           4,104,538
  Province of British Columbia, Zero Coupon Bond,
    9/08/23 ........................................                  37,950,000           5,847,004
  Province of British Columbia, Zero Coupon Bond,
    8/23/24 ........................................                 122,250,000          17,803,600
  Province of British Columbia, Zero Coupon Bond,
    11/19/27  ......................................                  41,600,000           4,934,418
  Province of British Columbia, 7.875%, 11/30/23  ..                   1,250,000           1,058,006
  Province of British Columbia, 8.000%, 9/08/23  ...                   7,000,000           6,109,381
  Province of Manitoba, Zero Coupon Bond, 7/22/13  .                   2,500,000             706,897
  Province of Manitoba, Zero Coupon Bond, 3/05/31  .                  36,929,000           3,729,466
  Province of Manitoba, 6.500%, 9/22/17  ...........                  34,300,000          25,512,880
  Province of Manitoba, 7.750%, 12/22/25  ..........                  39,245,000          34,039,218
  Province of Newfoundland, 6.150%, 4/17/28  .......                   2,500,000           1,742,999
  Province of Ontario, Zero Coupon Bond, 7/13/22  ..                  13,000,000           2,167,478
  Province of Saskatchewan, Zero Coupon Bond,
    4/10/14 ........................................  CAD             19,000,000           5,195,277
  Province of Saskatchewan, 8.750%, 5/30/25  .......                  11,735,000          11,148,430
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 2/04/22  .....................                   2,350,000             403,488
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 5/30/25  .....................                  25,055,000           3,543,114
  Rogers Cablesystems Ltd., 9.650%, 1/15/14  .......                   5,550,000           4,355,964
                                                                                     ---------------
                                                                                         302,105,347
                                                                                     ---------------
Communications -- 0.9%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b)  ......  USD             17,435,000           9,937,950
  Century Communications Corp., 8.375%, 11/15/17  ..                   5,000,000           4,787,500
                                                                                     ---------------
                                                                                          14,725,450
                                                                                     ---------------
Computers -- 2.0%
  Apple Computer, Inc., 6.500%, 2/15/04  ...........                  14,945,000          13,749,400
  Seagate Technology, Inc., 7.370%, 3/01/07  .......                   6,000,000           5,933,580
  Seagate Technology, Inc., 7.450%, 3/01/37  .......                   3,850,000           3,781,894
  Seagate Technology, Inc., 7.875%, 3/01/17  .......                  10,250,000           9,910,212
  Streamlogic Corp., 14.000%, 10/07/98 (d) (e)  ....                     139,170               6,958
                                                                                     ---------------
                                                                                          33,382,044
                                                                                     ---------------
Electronics -- 1.3%
  Pioneer Standard Electronics, Inc., 8.500%,
    8/01/06 ........................................                   1,000,000           1,075,596
  Westinghouse Electric Corp., 7.875%, 9/01/23  ....                  20,350,000          20,915,119
                                                                                     ---------------
                                                                                          21,990,715
                                                                                     ---------------
Entertainment -- 4.4%
  Time Warner Entertainment Co., 6.875%, 6/15/18  ..                   8,710,000           8,743,969
  Time Warner Entertainment Co., 6.950%, 1/15/28  ..                  36,900,000          37,005,534
  Time Warner Entertainment Co., 7.570%, 2/01/24  ..                  27,170,000          29,224,595
                                                                                     ---------------
                                                                                          74,974,098
                                                                                     ---------------
Environmental Services -- 0.1%
  Envirotest Systems Corp., 9.625%, 4/01/03  .......                   1,525,000           1,494,500
                                                                                     ---------------
Food & Beverage -- 0.3%
  Borden, Inc., 7.875%, 2/15/23  ...................                   5,500,000           5,410,790
                                                                                     ---------------
Foreign Government/Agency -- 6.0%
  BCO Central Costa Rica, 6.250%, 5/21/10  .........                   3,200,000           2,848,000
  Escom, 11.000%, 6/01/08  .........................  ZAR             26,500,000           3,419,538
  Republic of Argentina, 6.625%, 3/31/05 (f)  ......  USD              1,116,250             985,091
  Republic of Brazil, 10.125%, 5/15/27  ............                  42,481,000          36,576,141
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (g)                  34,342,325          25,327,465
  Republic of Ecuador, 6.625%, 2/27/15 PIK (f) (g)                     6,175,293           3,693,442
  Republic of Korea, 8.875%, 4/15/08  ..............                   2,000,000           1,808,900
  Republic of South Africa, 12.000%, 2/28/05  ......  ZAR             20,000,000           2,893,348
  Republic of South Africa, 12.500%, 12/21/06  .....                  42,450,000           6,143,800
  Republic of South Africa, 13.500%, 9/15/15  ......  ZAR             14,850,000           2,219,490
  Republic of Venezuela, 9.250%, 9/15/27  ..........  USD             19,150,000          14,793,375
                                                                                     ---------------
                                                                                         100,708,590
                                                                                     ---------------
Foreign Issuer -- 10.1%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27  .......                  10,550,000           9,073,000
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A(c)                5,370,000           4,020,036
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A(c)               31,275,000          22,874,222
  Compania de Transporte Energia, 9.250%,
    4/01/08 144A (c)  ..............................                   2,250,000           2,193,750
  Espirito Santo-Escelsa, 10.000%, 7/15/07 144A (c).                   2,000,000           1,680,000
  Export Import Bank of Korea, 6.375%, 2/15/06  ....                   1,000,000             751,602
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (c)                     4,000,000           3,112,480
  Hyundai Semiconductor, 8.625%, 5/15/07 144A (c)  .                     500,000             365,000
  Industrial Finance Corp. of Thailand, 7.375%,
    1/14/07 144A (c)  ..............................                   1,500,000           1,312,875
  Korea Electric Power Corp., 6.750%, 8/01/27  .....                   1,500,000           1,193,265
  Korea Electric Power Corp., 7.000%, 2/01/27  .....                   1,500,000           1,141,770
  Korea Electric Power Corp., 7.400%, 4/01/16  .....                  11,903,375           9,544,007
  Korea Electric Power Corp., 7.750%, 4/01/13  .....                   8,975,000           6,635,397
  Multicanal SA, 10.500%, 4/15/18 144A (c)  ........                   4,000,000           3,720,000
  National Power Corp., 9.625%, 5/15/28  ...........                   3,765,000           3,463,800
  Pan Pacific Industrial Investment Plc, Zero Coupon
    Bond, 4/28/07 144A (c)  ........................                   8,760,000           3,370,322
  Perez Companc SA, 8.125%, 7/15/07 144A (c)  ......                   3,590,000           3,275,875
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23                   3,100,000           2,669,875
  Philippine Long Distance Telephone Co., 8.350%,
    3/06/17 ........................................                   4,950,000           4,220,212
  Pindo Deli Finance Mauritius Ltd., 10.750%,
    10/01/07 .......................................                   7,750,000           5,425,000
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27 .......................................                  15,500,000           9,145,000
  Pindo Deli Finance Mauritius Ltd., 11.750%,
    10/01/17 .......................................                   1,500,000           1,003,125
  Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06  ..                   1,500,000           1,157,835
  Pycsa Panama SA, 10.280%, 12/15/12 144A (c)  .....                   2,000,000           1,887,500
  Quezon Power Philippines Co., 8.860%, 6/15/17  ...                   7,675,000           6,602,035
  Samsung Electronics Co. Ltd., 7.450%, 10/01/02
    144A (c) .......................................                   1,500,000           1,212,915
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27
    144A (c) .......................................                  12,500,000           8,125,000
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02
    144A (c) .......................................                   1,000,000             906,820
  Siam Commercial Bank Public Co., 7.500%,
    3/15/06 144A (c)  ..............................                   7,000,000           5,749,660
  Tata Electric Co., 8.500%, 8/19/17 144A (c)  .....                   9,000,000           7,560,000
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c).                   6,825,000           5,098,685
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
    11.750% on 6/15/02) (b)  .......................                   4,650,000           2,906,250
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A (c)  .                   7,740,000           5,450,972
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04  ....                  16,200,000          11,502,000
  Total Access Communication Public Co. Ltd.,
    7.625%, 11/04/01 144A (c)  .....................  USD              5,400,000           4,104,000
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 144A (c)  .....................                  10,575,000           7,614,000
                                                                                     ---------------
                                                                                         170,068,285
                                                                                     ---------------
Government Agencies -- 2.3%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/28.                   5,000,000           4,760,900
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07  ................................  NZD            103,925,000          29,216,057
  Federal National Mortgage Association, 5.000%,
    9/25/22  .......................................  USD              1,000,000             945,000
  Federal National Mortgage Association,
    6.000%, 11/25/08 PIK (g)  ......................                   3,848,428           3,726,933
                                                                                     ---------------
                                                                                          38,648,890
                                                                                     ---------------
Health Care -- Services -- 0.3%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27  .                   3,500,000           3,135,195
  Columbia/HCA Healthcare Corp., 7.580%, 9/15/25  ..                   1,300,000           1,243,372
                                                                                     ---------------
                                                                                           4,378,567
                                                                                     ---------------
Home Builders -- 0.4%
  Pulte Corp., 7.300%, 10/24/05  ...................                   1,000,000           1,019,340
  Pulte Corp., 7.625%, 10/15/17  ...................                   5,000,000           5,259,700
                                                                                     ---------------
                                                                                           6,279,040
                                                                                     ---------------
Oil & Gas -- 1.2%
  Chesapeake Energy Corp., 8.500%, 3/15/12  ........                   2,075,000           1,940,125
  R&B Falcon Corp., 7.375%, 4/15/18 144A (c)  ......                  14,000,000          14,258,580
  Seagull Energy Corp., 7.500%, 9/15/27  ...........                   3,850,000           3,838,604
                                                                                     ---------------
                                                                                          20,037,309
                                                                                     ---------------
Rail -- Transport -- 0.0%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45  ..                     108,000              69,525
                                                                                     ---------------
Real Estate Investment Trusts -- 2.2%
  AMB Property Corp., 7.500%, 6/30/18  .............                   7,500,000           7,536,150
  First Industrial, 7.500%, 12/01/17  ..............                   5,000,000           5,101,830
  Highwoods Forsyth LP, 7.500%, 4/15/18  ...........                   3,750,000           3,824,100
  Security Capital Group, Inc., 7.700%, 6/15/28 144A
    (c)  ...........................................                  16,725,000          16,920,682
  Trinet Corporate Realty Trust, 7.700%, 7/15/17  ..                   4,000,000           4,157,240
                                                                                     ---------------
                                                                                          37,540,002
                                                                                     ---------------
Retail -- General -- 1.9%
  Bradlees, Inc., 9.250%, 3/01/03 (d) (e)  .........                     250,000               1,875
  Bradlees, Inc., 11.000%, 8/01/02 (d) (e)  ........                     250,000               2,500
  Dillon Read Structured Finance Corp., 6.660%,
    8/15/10  .......................................                   2,533,264           2,349,703
  Dillon Read Structured Finance Corp., 7.430%,
    8/15/18  .......................................                   2,000,000           1,862,500
  Dillon Read Structured Finance Corp., 7.600%,
    8/15/07  .......................................                     223,465             217,878
  Dillon Read Structured Finance Corp., 8.375%,
    8/15/15  .......................................                   2,425,000           2,421,969
  Dillon Read Structured Finance Corp., 8.550%,
    8/15/19  .......................................                     500,000             500,625
  K Mart Corp., 7.950%, 2/01/23  ...................                  14,365,000          14,472,737
  Penn Traffic Co., 8.625%, 12/15/03  ..............                   1,000,000             750,000
  Penn Traffic Co., 9.625%, 4/15/05  ...............                  17,083,000           6,619,663
  Woolworth Corp., 8.500%, 1/15/22  ................                   3,000,000           3,308,910
                                                                                     ---------------
                                                                                          32,508,360
                                                                                     ---------------
Supranational -- 3.3%
  International Bank for Reconstruction &
    Development, Zero Coupon Bond, 8/20/07  ........  NZD            159,375,000          44,456,807
  International Bank for Reconstruction &
    Development, 8.000%, 5/23/07  ..................                  19,000,000          10,481,462
                                                                                     ---------------
                                                                                          54,938,269
                                                                                     ---------------
Taxable Municipal -- 0.1%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16  ..........................  USD              5,000,000           1,561,000
                                                                                     ---------------
Telecommunications -- 7.1%
  Nextel Communications, Inc., Zero Coupon Bond,
    10/31/07 (step to 9.750% on 10/31/02) (b)  .....                  29,160,000          19,026,900
  Nextel Communications, Inc., Zero Coupon Bond, 2/
    15/08 (step to 9.950% on 2/15/03) 144A (b) (c)                     1,800,000           1,147,500
  Nextel International, Inc., Zero Coupon Bond, 4/
    15/08 (step to 12.125% on 4/15/03) 144A (b) (c).                  19,650,000          11,298,750
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
    11.125% on 10/15/02) (b)  ......................                   4,350,000           2,794,875
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to
    9.800% on 2/15/03) (b)  ........................                   2,500,000           1,500,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to
    11.000% on 7/01/03) (b)  .......................                  15,650,000           9,311,750
  TCI Communications, Inc., 7.125%, 2/15/28  .......                  14,700,000          15,346,800
  TCI Communications, Inc., 7.875%, 8/01/13  .......                  12,850,000          14,340,985
  TCI Communications, Inc., 7.875%, 2/15/26  .......                  35,252,000          40,073,064
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to
    11.500% on 3/01/03) 144A (b) (c)  ..............                   7,500,000           4,143,750
                                                                                     ---------------
                                                                                         118,984,374
                                                                                     ---------------
Textile & Apparel -- 0.9%
  Burlington Industries, Inc., 7.250%, 8/01/27  ....                   9,000,000           9,284,760
  Fruit of the Loom, Inc., 7.375%, 11/15/23  .......                   3,000,000           2,715,360
  Kellwood Co., 7.625%, 10/15/17  ..................                   2,500,000           2,648,825
  Phillips Van Heusen Corp., 7.750%, 11/15/23  .....                   1,000,000             928,570
                                                                                     ---------------
                                                                                          15,577,515
                                                                                     ---------------
Tobacco -- 5.4%
  Loews Corp., 7.000%, 10/15/23  ...................  USD              3,500,000           3,389,365
  Philip Morris Cos., Inc., 7.750%, 1/15/27  .......                  48,410,000          51,782,241
  RJR Nabisco, Inc., 7.625%, 9/15/03  ..............                  12,550,000          12,477,837
  RJR Nabisco, Inc., 8.500%, 7/01/07  ..............                   1,550,000           1,609,381
  RJR Nabisco, Inc., 8.750%, 8/15/05  ..............                   5,500,000           5,735,785
  RJR Nabisco, Inc., 9.250%, 8/15/13  ..............                  14,143,000          15,255,488
                                                                                     ---------------
                                                                                          90,250,097
                                                                                     ---------------
Transportation -- 0.1%
  American President Cos. Ltd., 8.000%, 1/15/24  ...                   1,425,000           1,005,509
                                                                                     ---------------
U.S. Government -- 17.6%
  U.S. Treasury Bonds, 6.000%, 2/15/26  ............                 182,775,000         190,142,660
  U.S. Treasury Bonds, 6.250%, 8/15/23  ............                  71,200,000          76,228,144
  U.S. Treasury Bonds, 6.500%, 11/15/26  ...........                  18,750,000          20,821,313
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20  .                  14,000,000           3,960,040
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/23  .                  19,000,000           4,606,550
                                                                                     ---------------
                                                                                         295,758,707
                                                                                     ---------------
Utilities -- 2.0%
  AES Corp., 8.875%, 11/01/27  .....................                   5,000,000           4,937,500
  Boston Edison Co., 7.800%, 3/15/23  ..............                   1,000,000           1,059,981
  Comed Financing II, 8.500%, 1/15/27  .............                   5,000,000           5,352,900
  Commonwealth Edison Co., 4.750%, 12/01/11  .......                     901,000             757,984
  KN Capital Trust, 7.630%, 4/15/28  ...............                  15,750,000          16,137,135
  Mobile Energy Services Co. LLC, 8.665%, 1/01/17  .                   6,064,985           3,093,143
  Niagara Mohawk Power Corp., Zero Coupon Bond,
    7/01/10 (step to 8.500% on 7/01/03) (b)  .......                   2,500,000           1,728,125
                                                                                     ---------------
                                                                                          33,066,768
                                                                                     ---------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $1,448,604,565) ...............                                   1,493,675,686
                                                                                     ---------------
CONVERTIBLE BONDS -- 7.2%
Auto & Related -- 0.1%
  Exide Corp., 2.900%, 12/15/05 144A (c)  ..........                   3,375,000           2,084,063
                                                                                     ---------------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05  ...                   3,000,000           1,860,000
                                                                                     ---------------
Chemicals -- Major -- 0.1%
  FMC Corp., 6.750%, 1/16/05  ......................                   1,325,000           1,245,500
  Hexcel Corp., 7.000%, 8/01/11  ...................                     675,000             695,250
                                                                                     ---------------
                                                                                           1,940,750
                                                                                     ---------------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 (d)                   4,600,000             184,000
  Molten Metal Technology, Inc., 5.500%, 5/01/06
    144A (c) (d)  ..................................                   3,000,000             120,000
                                                                                     ---------------
                                                                                             304,000
                                                                                     ---------------
Computers -- 0.9%
  Apple Computer, Inc., 6.000%, 6/01/01  ...........  USD              3,190,000           3,610,666
  Cray Research, Inc., 6.125%, 2/01/11  ............                     635,000             517,525
  Maxtor Corp., 5.750%, 3/01/12  ...................                   3,100,000           2,170,000
  Read Rite Corp., 6.500%, 9/01/04  ................                   2,225,000           1,401,750
  Silicon Graphics, Inc., 5.250%, 9/01/04  .........                     625,000             533,200
  Softkey International, Inc., 5.500%, 11/01/00  ...                   6,965,000           6,660,281
  Telxon Corp., 5.750%, 1/01/03  ...................                     225,000             266,906
                                                                                     ---------------
                                                                                          15,160,328
                                                                                     ---------------
Diversified Operations -- 0.1%
  Ogden Corp., 5.750%, 10/20/02  ...................                   1,750,000           1,719,375
  Ogden Corp., 6.000%, 6/01/02  ....................                     500,000             495,000
                                                                                     ---------------
                                                                                           2,214,375
                                                                                     ---------------
Electronics -- 0.8%
  Cirrus Logic, Inc., 6.000%, 12/15/03 144A (c)  ...                   1,600,000           1,266,000
  Cypress Semiconductor Corp., 6.000%, 10/01/02  ...                   1,000,000             875,000
  EDO Corp., 7.000%, 12/15/11  .....................                     434,000             347,200
  Kent Electronics Corp., 4.500%, 9/01/04  .........                   5,850,000           4,782,375
  Lam Research Corp., 5.000%, 9/01/02  .............                   4,570,000           3,747,400
  National Semiconductor Corp., 6.500%, 10/01/02  ..                     500,000             456,250
  Richardson Electronics Ltd., 7.250%, 12/15/06  ...                     450,000             432,000
  Thermedics, Inc., Zero Coupon Bond, 6/01/03  .....                     950,000             712,500
  Zenith Corp., 6.250%, 4/01/11 (d)  ...............                   2,405,000             610,269
                                                                                     ---------------
                                                                                          13,228,994
                                                                                     ---------------
Environmental Services -- 0.3%
  Air & Water Technologies Corp., 8.000%, 5/15/15  .                   1,450,000           1,203,500
  Thermo TerraTech, Inc., 4.625%, 5/01/03  .........                     400,000             375,000
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (c)                     3,890,000           3,486,412
                                                                                     ---------------
                                                                                           5,064,912
                                                                                     ---------------
Foreign Issuer -- 2.5%
  Advanced Agro Public Co., 3.500%, 6/17/01  .......                   1,625,000           1,462,500
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03  .                   1,250,000             990,625
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03
    144A (c)                                                           8,125,000           6,439,062
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04  ...                  10,250,000           3,331,250
  Banpu Public Co., 2.750%, 4/10/03  ...............                   5,030,000           3,445,550
  Burns, Philp, 5.500%, 4/30/04  ...................                   4,480,000           2,553,600
  Empresas ICA Sociedad, 5.000%, 3/15/04  ..........                   3,700,000           2,640,875
  Loxley Public Co. Ltd., 2.500%, 4/04/01  .........                   7,700,000           2,464,000
  Piltel, 1.750%, 7/17/06  .........................                   1,350,000           1,049,625
  Samsung Corp., 0.250%, 6/26/06  ..................                   3,150,000           2,898,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07  ......................................                   4,175,000           3,256,500
  Sappi BVI Finance, 7.500%, 8/01/02  ..............                   4,400,000           4,103,000
  Siam Commercial Bank Public Co., 3.250%, 1/24/04                     3,075,000           1,045,500
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04                   1,930,000             907,100
Foreign Issuer -- continued
  Ssangyong Oil Refining Co., Inc., 3.750%, 12/31/08  USD                330,000          $  262,350
  Telekom Malaysia Berhad, 4.000%, 10/03/04  .......                     600,000             438,000
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (c).                   1,900,000           1,530,260
  Total Access Communication Public Co. Ltd.,
    2.000%, 5/31/06  ...............................                   3,400,000           2,584,000
                                                                                     ---------------
                                                                                          41,401,797
                                                                                     ---------------
Freight Transportation -- 0.1%
  Builders Transportation, Inc., 8.000%, 8/15/05 (d)                   1,000,000             100,000
  Preston Corp., 7.000%, 5/01/11  ..................                     750,000             611,250
  Worldway Corp., 6.250%, 4/15/11  .................                   1,463,000           1,214,290
                                                                                     ---------------
                                                                                           1,925,540
                                                                                     ---------------
Health Care -- Drugs -- 0.3%
  Chiron Corp., 1.900%, 11/17/00 144A (c)  .........                   1,000,000             913,750
  Glycomed, Inc., 7.500%, 1/01/03  .................                   1,148,100           1,079,214
  NABI, Inc., 6.500%, 2/01/03  .....................                   3,750,000           2,470,312
                                                                                     ---------------
                                                                                           4,463,276
                                                                                     ---------------
Health Care -- Medical Technology -- 0.1%
  Heartport, Inc., 7.250%, 5/01/04  ................                   1,000,000             700,000
                                                                                     ---------------
Health Care -- Services -- 0.0%
  Physicians Resource Group, Inc., 6.000%,
    12/01/01 144A (c)  .............................                     850,000             670,438
                                                                                     ---------------
Home Builders -- 0.0%
  Schuler Homes, Inc., 6.500%, 1/15/03  ............                     750,000             675,000
                                                                                     ---------------
Machinery -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04  ..................                   1,250,000           1,071,875
                                                                                     ---------------
Oil & Gas -- 0.1%
  Houston Industries, Inc., 6.000%, 3/15/12  .......                     447,500             425,125
  Key Energy Group, Inc., 5.000%, 9/15/04  .........                   2,000,000           1,525,000
                                                                                     ---------------
                                                                                           1,950,125
                                                                                     ---------------
Publishing -- 0.1%
  Scholastic Corp., 5.000%, 8/15/05 144A (c)  ......                   2,550,000           2,342,813
                                                                                     ---------------
Real Estate Investment Trusts -- 0.5%
  Federal Realty Investors Trust, 5.250%, 10/28/03                     2,250,000           2,103,750
  Rockefeller Properties, Zero Coupon Bond, 12/31/00                   7,000,000           5,442,500
  Sizeler Property Investors, Inc., 8.000%, 7/15/03.                   1,175,000           1,169,125
                                                                                     ---------------
                                                                                           8,715,375
                                                                                     ---------------
Restaurants -- 0.4%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15  .  USD              4,125,000             206,250
  Boston Chicken, Inc., 4.500%, 2/01/04  ...........                   3,250,000             503,750
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04  ......                   2,880,000           1,872,000
  Shoney's, Inc., Zero Coupon Bond, 4/11/04  .......                   8,060,000           3,385,200
  TPI Enterprises, Inc., 8.250%, 7/15/02  ..........                     700,000             581,000
                                                                                     ---------------
                                                                                           6,548,200
                                                                                     ---------------
Retail -- Specialty -- 0.1%
  Bell Sports Corp., 4.250%, 11/15/00  .............                     500,000             431,250
  CML Group, Inc., 5.500%, 1/15/03  ................                   1,224,000             758,880
  Jacobson Stores, Inc., 6.750%, 12/15/11  .........                     540,000             465,075
                                                                                     ---------------
                                                                                           1,655,205
                                                                                     ---------------
Telecommunications -- 0.4%
  Broadband Technologies, Inc., 5.000%, 5/15/01  ...                   9,800,000           6,468,000
                                                                                     ---------------
Textile & Apparel -- 0.1%
  Dixie Yarns, Inc., 7.000%, 5/15/12  ..............                     282,000             245,340
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12  ........                     890,000             778,750
                                                                                     ---------------
                                                                                           1,024,090
                                                                                     ---------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $143,545,416) .................                                     121,469,156
                                                                                     ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $1,592,149,981) ...............                                   1,615,144,842
                                                                                     ---------------

                                                                    SHARES
------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.4% of Net Assets

Computers -- 0.0%
  Streamlogic Corp. (d) (h)  .......................                     266,066                 266
                                                                                     ---------------
Restaurants -- 0.4%
  Advantica Restaurant Group, Inc. (h)  ............                     646,448           6,302,868
                                                                                     ---------------
  TOTAL COMMON STOCKS
    (Identified Cost $8,226,376) ...................                                       6,303,134
                                                                                     ---------------
PREFERRED STOCKS -- 1.2% of Net Assets
Building Materials -- 0.2%
  Owens Corning, 6.500% 144A (c)  ..................                      66,000           3,522,750
                                                                                     ---------------
Chemicals -- Major -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50  .............                       3,775             261,419
                                                                                     ---------------
Computers -- 0.1%
  Unisys Corp., $3.75  .............................                      27,300           1,426,425
                                                                                     ---------------
Entertainment -- 0.0%
  Time Warner Entertainment Co., 10.250% PIK (g)  ..                         297             329,670
                                                                                     ---------------
Financial Services -- 0.2%
  Hvide Capital Trust, 6.500%  .....................                      77,500           3,313,125
                                                                                     ---------------
Freight Transportation -- 0.1%
  Arkansas Best Corp., $2.875  .....................                      39,670           1,492,584
                                                                                     ---------------
Metals -- 0.3%
  Aluminum Co. of America, $3.75  ..................                      10,000             746,250
  Bethlehem Steel Corp., $3.50 144A (c)  ...........                      99,050           4,519,156
                                                                                     ---------------
                                                                                           5,265,406
                                                                                     ---------------
Oil & Gas -- 0.1%
  Chesapeake Energy Corp., 7.000% 144A (c)  ........                      35,000           1,496,250
                                                                                     ---------------
Retail -- General -- 0.1%
  K Mart Financing Corp., 7.750%  ..................                      10,000             700,000
                                                                                     ---------------
Telecommunications -- 0.0%
  Hyperion Telecommunications, Inc., 12.875% PIK (g)                         573             570,135
                                                                                     ---------------
Utilities -- 0.1%
  Central Maine Power Co., 3.500%  .................                       2,190             120,998
  Cleco Corp., 4.750%  .............................                       1,500             127,687
  Commonwealth Energy Systems, $4.80  ..............                       3,206             261,289
  Connecticut Light & Power Co., $1.90  ............                       2,925              67,275
  Entergy Louisiana, Inc., 4.160%  .................                       2,600             172,250
  Jersey Central Power & Light Co., 4.000%  ........                       2,020             129,280
  MDU Resources Group, Inc., 5.100%  ...............                       4,250             393,125
  Minnesota Power & Light Co., 5.000%  .............                         200              16,250
  Nevada Power Co., 4.700%  ........................                      16,845             326,372
  Niagara Mohawk Power Corp., 4.850%  ..............                       5,000             400,000
  Northern States Power Co., $3.60  ................                         900              54,000
  Public Service Co., 4.000%  ......................                         360              24,434
                                                                                     ---------------
                                                                                           2,092,960
                                                                                     ---------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $18,459,745) ..................                                      20,470,724
                                                                                     ---------------
WARRANTS -- 0.0% of Net Assets
Computers -- 0.0%
  Streamlogic Corp., expiring 10/7/01 (d) (h)  .....                       1,228                   0
                                                                                     ---------------
  TOTAL WARRANTS
    (Identified Cost $0) ...........................                                               0
                                                                                     ---------------

                                                                     Face
                                                                    Amount            Value (a)
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.4% OF NET ASSETS

  Repurchase Agreement with State Street Bank and
    Trust Co., dated 6/30/98 at 5.000% to be
    repurchased at $6,943,964 on 7/01/98
    collateralized by $5,395,000 U.S. Treasury Bond,
    8.125%, due 8/15/19 with a value
    of $7,086,775  .................................  USD              6,943,000     $     6,943,000
                                                                                     ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $6,943,000) ...................                                       6,943,000
                                                                                     ---------------
TOTAL INVESTMENTS -- 98.0%
  (IDENTIFIED COST $1,625,779,102) (i) .............                                   1,648,861,700
Cash and Other Assets, Less Liabilities -- 2.0% ....                                      33,748,749
                                                                                     ---------------
NET ASSETS -- 100% .................................                                 $ 1,682,610,449
                                                                                     ===============

(a)  See Note 1.
(b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Company in Chapter 11 Bankruptcy.
(e)  Security in default.
(f)  Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
(g)  All or a portion of income may be received as additional securities.
(h)  Non-income producing security.
(i)  At June 30, 1998, the net unrealized appreciation on investments based on cost of $1,625,779,102 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were
     $110,652,196 and $87,569,598, respectively, resulting in net unrealized appreciation of
     $23,082,598.

Key to Abbreviations:

CAD:  Canadian Dollar
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                        FACE
                                                                       AMOUNT                VALUE (A)
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 90.0% OF NET ASSETS

Australia -- 10.9%
  New South Wales Trust, 6.500%, 5/01/06  .............  AUD              1,900,000       $      1,213,438
  News America Holdings, Inc., 8.625%, 2/07/14  .......                   1,240,000                856,966
  QTC Global Aud Bon, 8.000%, 9/14/07  ................                   1,600,000              1,143,868
  Queensland Treasury, 6.500%, 6/14/05  ...............                     215,000                139,238
  South Australia Government Finance Authority, Zero
    Coupon Bond, 12/21/15  ............................                   2,750,000                589,978
                                                                                          ----------------
                                                                                                 3,943,488
                                                                                          ----------------
Canada -- 4.1%
  Government of Canada, 8.750%, 12/01/05  .............  CAD                700,000                574,177
  Province of British Columbia, Zero Coupon Bond, 9/05/
    20 ................................................                   5,025,000                924,330
                                                                                          ----------------
                                                                                                 1,498,507
                                                                                          ----------------
Denmark -- 3.1%
  Kingdom of Denmark, 8.000%, 5/15/03  ................  DKK              6,800,000              1,129,974
                                                                                          ----------------
Finland -- 3.8%
  Republic of Finland, 6.000%, 4/25/08  ...............  FIM              7,000,000              1,378,840
                                                                                          ----------------
Germany -- 26.4%
  Bayerische Vereinsbank, 6.000%, 1/23/06  ............  DEM              2,000,000              1,185,698
  Deutsche Finance BV, 7.500%, 2/10/03  ...............                   2,300,000              1,413,073
  Federal Republic of Germany, 6.000%, 2/16/06  .......                   2,050,000              1,227,481
  Federal Republic of Germany, 6.500%, 3/15/00  .......                   2,000,000              1,152,156
  Geberit International SA, 10.125%, 4/16/07  .........                     800,000                507,002
  Germany Unity, 8.000%, 1/21/02  .....................                   2,200,000              1,363,691
  Kreditanstalt Wierdarauf, 6.000%, 2/09/06  ..........                   1,100,000                654,812
  Treuhandanstalt, 6.625%, 7/09/03  ...................                     300,000                182,006
  Treuhandanstalt, 6.750%, 5/13/04  ...................                   1,700,000              1,045,575
  Westdt Landesbank, 5.250%, 10/14/05  ................                   1,500,000                852,908
                                                                                          ----------------
                                                                                                 9,584,402
                                                                                          ----------------
Ireland -- 4.0%
  Irish Permanent Plc, 8.500%, 7/15/04  ...............  IEP                600,000                978,239
  Ulysses Securitization Plc, 7.625%, 8/18/06  ........                     300,000                474,273
                                                                                          ----------------
                                                                                                 1,452,512
                                                                                          ----------------
Japan -- 3.3%
  MBL International Finance (Bermuda), 3.000%, 11/30/02  USD                300,000                285,375
  MBL International Finance (Bermuda), 3.000%,
    11/30/02(b) .......................................                     950,000                912,000
                                                                                          ----------------
                                                                                                 1,197,375
                                                                                          ----------------
Malaysia -- 1.2%
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c)  ..                     575,000                429,560
                                                                                          ----------------
Netherlands -- 2.8%
  Dutch Government, 5.750%, 9/15/02  ..................  NLG              2,000,000              1,031,938
                                                                                          ----------------
New Zealand -- 4.6%
  Government of New Zealand, 7.000%, 7/15/09  .........  NZD              1,820,000                991,251
  Government of New Zealand, 8.000%, 11/15/06  ........                   1,200,000                685,051
                                                                                          ----------------
                                                                                                 1,676,302
                                                                                          ----------------
Philippines -- 5.3%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27  ..........  USD                900,000                774,000
  FLI Capital Cayman, 3.750%, 2/01/02
    (step to 6.250% on 8/01/99) (b) (d)  ..............                     900,000                688,500
  MBIA, Inc., Zero Coupon Bond, 12/18/01 (b)  .........                     800,000                480,000
                                                                                          ----------------
                                                                                                 1,942,500
                                                                                          ----------------
Poland -- 2.2%
  Government of Poland, 4.000%, 10/27/14 (step to
    5.000% on 10/27/98) (d)  ..........................                     900,000                804,420
                                                                                          ----------------
South Africa -- 6.6%
  Escom, 11.000%, 6/01/08  ............................  ZAR              6,000,000                774,235
  Republic of South Africa, 8.500%, 6/23/17  ..........  USD              1,000,000                952,780
  Sappi BVI Finance, 7.500%, 8/01/02  .................                     700,000                652,750
                                                                                          ----------------
                                                                                                 2,379,765
                                                                                          ----------------
South Korea -- 4.0%
  Korea Development Bank, 6.625%, 11/21/03  ...........                     800,000                646,360
  Korea Development Bank, 6.750%, 12/01/05  ...........                     200,000                160,740
  Samsung Electronics Co. Ltd., 5.375%, 12/16/01  .....  DEM                500,000                246,305
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07 (b)  .....................................  USD                500,000                390,000
                                                                                          ----------------
                                                                                                 1,443,405
                                                                                          ----------------
Supranational -- 1.2%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07  ........................  NZD              1,500,000                418,417
                                                                                          ----------------
Thailand -- 3.2%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 (b)  ..  USD              1,850,000                601,250
  Kingdom of Thailand, 7.750%, 4/15/07  ...............                     400,000                347,084
  Loxley Public Co. Ltd., 2.500%, 4/04/01 (b)  ........                     700,000                224,000
                                                                                          ----------------
                                                                                                 1,172,334
                                                                                          ----------------
United States -- 3.3%
  Federal National Mortgage Association, 7.250%,
    6/20/02 ...........................................  NZD              1,300,000                666,844
  RJR Nabisco, Inc., 9.250%, 8/15/13  .................  USD                500,000                539,330
                                                                                          ----------------
                                                                                                 1,206,174
                                                                                          ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $34,827,842) .....................                                         32,689,913
                                                                                          ----------------

                                                                       SHARES                VALUE (A)
------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 3.7% OF NET ASSETS

Japan -- 3.7%
  Sakura Finance, 0.750%  .............................                 186,000,000                948,293
  Sanwa International Ltd. (Bermuda), 1.250%, 144A (c).                  54,000,000                396,371
                                                                                          ----------------
                                                                                                 1,344,664
                                                                                          ----------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,725,040) ......................                                          1,344,664
                                                                                          ----------------

                                                                        Face
                                                                       AMOUNT
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.6% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 6/30/98 at 5.000% to be repurchased at
    $1,679,233 on 7/01/98 collateralized by $1,305,000
    U.S. Treasury Bond, 8.125%, due 8/15/19 with a
    value of $1,714,225  ..............................  USD              1,679,000              1,679,000
                                                                                          ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,679,000) ......................                                          1,679,000
                                                                                          ----------------
TOTAL INVESTMENTS -- 98.3%
  (IDENTIFIED COST $38,231,882) (d) ...................                                         35,713,577
Cash and Other Assets, Less Liabilities -- 1.7% .......                                            623,518
                                                                                          ----------------
NET ASSETS -- 100% ....................................                                   $  36,337,095
                                                                                          ================

(a)  See Note 1.
(b)  Convertible Bond.
(c)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(e)  At June 30, 1998, the net unrealized depreciation on investments based on cost of $38,231,882 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $629,995 and $3,148,300, respectively, resulting in net unrealized depreciation of $2,518,305.

Key to Abbreviations:

AUD:          Australian Dollar                IEP:      Irish Punt
CAD:          Canadian Dollar                  NLG:      Dutch Guilder
DEM:          Deutsche Mark                    NZD:      New Zealand Dollar
DKK:          Danish Krone                     USD:      United States Dollar
FIM:          Finnish Markka                   ZAR:      South African Rand

Ten Largest Sector Holdings at June 30, 1998 as a Percentage of Net Assets

Foreign Government/Agency                      44.0%  U.S. Government                             1.8%
Banking & Finance                              19.6%  Electronics                                 1.7%
Financial Services                             14.2%  Tobacco                                     1.5%
Canadian                                        4.1%  Consumer Durables                           1.4%
Media & Entertainment                           2.4%  Utilities                                   1.2%

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                          FACE
                                                                         AMOUNT              VALUE (A)
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 87.5% OF NET ASSETS

NON-CONVERTIBLE BONDS -- 61.5%
Broadcasting -- 1.4%
  CBS, Inc., 7.125%, 11/01/23  ............................  USD             50,000       $         47,751
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/01/07
    (step to 10.250% on 11/01/02) (b)  ....................                 200,000                130,000
                                                                                          ----------------
                                                                                                   177,751
                                                                                          ----------------
Canadian -- 5.2%
  Clearnet Communications, Inc., Zero Coupon Bond, 8/13/07
    (step to 11.750% on 8/13/02) (b)  .....................  CAD            600,000                269,489
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03
    (step to 11.500% on 8/15/00) (b)  .....................  USD            525,000                157,500
  MetroNet Communications Corp., Zero Coupon Bond, 6/15/08
    (step to 9.500% on 6/15/03) 144A (b)(c)  ..............                 250,000                154,687
  Microcell Telecommunications, Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on 10/15/02)(b)  ............  CAD            235,000                100,752
                                                                                          ----------------
                                                                                                   682,428
                                                                                          ----------------
Communications -- 2.4%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b)  .............  USD            540,000                307,800
                                                                                          ----------------
Computers -- 1.1%
  Apple Computer, Inc., 6.500%, 2/15/04  ..................                 155,000                142,600
                                                                                          ----------------
Electronics -- 1.6%
  Westinghouse Electric Corp., 7.875%, 9/01/23  ...........                 200,000                205,554
                                                                                          ----------------
Foreign Government/Agency -- 9.2%
  Escom, 11.000%, 6/01/08  ................................  ZAR            275,000                 35,486
  Republic of Argentina, 6.625%, 3/31/05 (d)  .............  USD             47,500                 41,919
  Republic of Brazil, 10.125%, 5/15/27  ...................                 255,000                219,555
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (e)  .....                 493,090                363,654
  Republic of Ecuador, 6.625%, 2/27/15 PIK (d) (e)  .......                 166,898                 99,822
  Republic of Panama, 3.750%, 7/17/14 (step to 4.000%
    on 7/17/98) (b)  ......................................                 150,000                117,375
  Republic of Peru, 3.250%, 3/07/17 (step to 3.750%
    on 3/07/99) (b)  ......................................                 200,000                118,500
  Republic of South Africa, 12.500%, 12/21/06  ............  ZAR            500,000                 72,365
  Republic of Venezuela, 9.250%, 9/15/27  .................  USD            175,000                135,187
                                                                                          ----------------
                                                                                                 1,203,863
                                                                                          ----------------
Foreign Issuer -- 23.0%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27  ..............                 350,000                301,000
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A (c)  .                 100,000                 74,861
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (c)  .                 250,000                182,848
  Export Import Bank of Korea, 6.375%, 2/15/06  ...........                  50,000                 37,580
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (c)  .......                 100,000                 77,812
  Korea Electric Power Corp., 7.400%, 4/01/16  ............                 238,067                190,880
  Korea Electric Power Corp., 7.750%, 4/01/13  ............                 200,000                147,864
  Multicanal SA, 10.500%, 4/15/18 144A (c)  ...............                 125,000                116,250
  Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07  ..  USD             50,000                 49,000
  National Power Corp., 9.625%, 5/15/28  ..................                 100,000                 92,000
  Pan Pacific Industrial Investment Plc, Zero Coupon Bond,
    4/28/07 144A (c)  .....................................                 200,000                 76,948
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23  .....                 145,000                124,881
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17                   150,000                127,885
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07  ...                 200,000                140,000
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27  ...                 360,000                212,400
  Pycsa Panama SA, 10.280%, 12/15/12 144A (c)  ............                 100,000                 94,375
  Quezon Power Philippines Co., 8.860%, 6/15/17  ..........                 225,000                193,545
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 144A (c)                   100,000                 90,682
  Siam Commercial Bank Public Co., 7.500%, 3/15/06 144A (c)                 100,000                 82,138
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c)  ......                 250,000                186,765
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04  ...........                 150,000                106,500
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 144A (c)  ....................................                 100,000                 76,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (c)  ....................................                 300,000                216,000
                                                                                          ----------------
                                                                                                 2,998,214
                                                                                          ----------------
Health Care -- Services -- 0.5%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27  ........                  75,000                 67,183
                                                                                          ----------------
Oil & Gas -- 2.2%
  Chesapeake Energy Corp., 7.875%, 3/15/04  ...............                  50,000                 46,875
  Chesapeake Energy Corp., 8.500%, 3/15/12  ...............                 250,000                233,750
                                                                                          ----------------
                                                                                                   280,625
                                                                                          ----------------
Rail -- Transport -- 0.2%
  Missouri Pacific Railroad Co., 4.750%, 1/01/20  .........                  30,000                 20,663
                                                                                          ----------------
Retail -- General -- 3.5%
  Dillon Read Structured Finance Corp., 7.430%, 8/15/18  ..                 300,000                279,375
  Dillon Read Structured Finance Corp., 8.375%, 8/15/15  ..                  65,000                 64,919
  Penn Traffic Co., 9.625%, 4/15/05  ......................                 275,000                106,562
                                                                                          ----------------
                                                                                                   450,856
                                                                                          ----------------
Telecommunications -- 4.2%
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02) (b)  .....................                 145,000                 94,612
  Nextel Communications, Inc., Zero Coupon Bond, 2/15/08
    (step to 9.950% on 2/15/03) 144A (b) (c)  .............                 100,000                 63,750
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to 11.125%
    on 10/15/02) (b)  .....................................                 175,000                112,437
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800%
    on 2/15/03) (b)  ......................................                 100,000                 60,000
  RCN Corp., Zero Coupon Bond, 7/01/08
    (step to 11.000% on 7/01/03) (b)  .....................  USD            100,000                 59,500
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to
    11.500% on 3/01/03) 144A (b) (c)  .....................                 275,000                151,938
                                                                                          ----------------
                                                                                                   542,237
                                                                                          ----------------
Textile & Apparel -- 1.8%
  Phillips Van Heusen Corp., 7.750%, 11/15/23  ............                 250,000                232,142
                                                                                          ----------------
Transportation -- 0.5%
  American President Cos. Ltd., 8.000%, 1/15/24  ..........                 100,000                 70,562
                                                                                          ----------------
U.S. Government -- 3.8%
  U.S. Treasury Bonds, 6.000%, 2/15/26  ...................                 475,000                494,147
                                                                                          ----------------
Utilities -- 0.9%
  Mobile Energy Services Co. LLC, 8.665%, 1/01/17  ........                 233,269                118,967
                                                                                          ----------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $8,435,286) ..........................                                      7,995,592
                                                                                          ----------------
CONVERTIBLE BONDS -- 26.0%
Auto & Related -- 0.5%
  Exide Corp., 2.900%, 12/15/05 144A (c)  .................                 100,000                 61,750
                                                                                          ----------------
Canadian -- 0.9%
  Rogers Communications, Inc., 2.000%, 11/26/05  ..........                 190,000                117,800
                                                                                          ----------------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 (f) (g)  .                  75,000                  3,000
                                                                                          ----------------
Computers -- 2.9%
  Apple Computer, Inc., 6.000%, 6/01/01  ..................                 100,000                113,187
  Cray Research, Inc., 6.125%, 2/01/11  ...................                 113,000                 92,095
  Data General Corp., 6.000%, 5/15/04  ....................                  50,000                 45,250
  Read Rite Corp., 6.500%, 9/01/04  .......................                 150,000                 94,500
  S3, Inc., 5.750%, 10/01/03  .............................                  50,000                 36,062
                                                                                          ----------------
                                                                                                   381,094
                                                                                          ----------------
Electronics -- 7.7%
  Cirrus Logic, Inc., 6.000%, 12/15/03 144A (c)  ..........                 150,000                118,687
  Cypress Semiconductor Corp., 6.000%, 10/01/02  ..........                 100,000                 87,500
  EDO Corp., 7.000%, 12/15/11  ............................                  25,000                 20,000
  Integrated Device Technology, 5.500%, 6/01/02  ..........                  50,000                 40,250
  Kent Electronics Corp., 4.500%, 9/01/04  ................                 150,000                122,625
  Lam Research Corp., 5.000%, 9/01/02  ....................                 575,000                471,500
  Richardson Electronics Ltd., 7.250%, 12/15/06  ..........                  50,000                 48,000
  Zenith Corp., 6.250%, 4/01/11 (f)  ......................                 350,000                 88,813
                                                                                          ----------------
                                                                                                   997,375
                                                                                          ----------------
Environmental Services -- 0.2%
  Air & Water Technologies Corp., 8.000%, 5/15/15  ........                  25,000                 20,750
                                                                                          ----------------
Foreign Issuer -- 5.3%
  Advanced Agro Public Co., 3.500%, 6/17/01  ..............  USD            125,000                112,500
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 144A (c)                  125,000                 99,062
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04  ..........                 175,000                 56,875
  Banpu Public Co., 2.750%, 4/10/03  ......................                  25,000                 17,125
  Burns, Philp, 5.500%, 4/30/04  ..........................                  50,000                 28,500
  Empresas ICA Sociedad, 5.000%, 3/15/04  .................                  75,000                 53,531
  Loxley Public Co. Ltd., 2.500%, 4/04/01  ................                 100,000                 32,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond, 12/31/07                  100,000                 78,000
  Sappi BVI Finance, 7.500%, 8/01/02  .....................                  75,000                 69,938
  Siam Commercial Bank Public Co., 3.250%, 1/24/04  .......                 250,000                 85,000
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04  .....                 125,000                 58,750
                                                                                          ----------------
                                                                                                   691,281
                                                                                          ----------------
Freight Transportation -- 0.4%
  Builders Transportation, Inc., 8.000%, 8/15/05 (g)  .....                  75,000                  7,500
  Worldway Corp., 6.250%, 4/15/11  ........................                  62,000                 51,460
                                                                                          ----------------
                                                                                                    58,960
                                                                                          ----------------
Health Care -- Drugs -- 2.2%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02  ............                 125,000                110,781
  Glycomed, Inc., 7.500%, 1/01/03  ........................                 100,000                 94,000
  NABI, Inc., 6.500%, 2/01/03  ............................                 125,000                 82,344
                                                                                          ----------------
                                                                                                   287,125
                                                                                          ----------------
Health Care -- Services -- 0.5%
  Tenet Healthcare Corp., 6.000%, 12/01/05  ...............                  75,000                 63,938
                                                                                          ----------------
Home Builders -- 0.5%
  Schuler Homes, Inc., 6.500%, 1/15/03  ...................                  70,000                 63,000
                                                                                          ----------------
Leisure -- 0.5%
  AMF Bowling, Inc., Zero Coupon Bond, 5/12/18  ...........                 250,000                 65,937
                                                                                          ----------------
Machinery -- 0.2%
  Intevac, Inc., 6.500%, 3/01/04  .........................                  25,000                 21,438
                                                                                          ----------------
Metals -- 0.3%
  Battle Mountain Gold Co., 6.000%, 1/04/05  ..............                  50,000                 40,500
                                                                                          ----------------
Oil & Gas -- 0.3%
  Key Energy Group, Inc., 5.000%, 9/15/04  ................                  50,000                 38,125
                                                                                          ----------------
Real Estate Investment Trusts -- 0.2%
  Sizeler Property Investors, Inc., 8.000%, 7/15/03  ......                  25,000                 24,875
                                                                                          ----------------
Restaurants -- 1.9%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15  ........  USD            625,000                 31,250
  Boston Chicken, Inc., 4.500%, 2/01/04  ..................                 100,000                 15,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04  .............                  50,000                 32,500
  Shoney's, Inc., Zero Coupon Bond, 4/11/04  ..............                 350,000                147,000
  TPI Enterprises, Inc., 8.250%, 7/15/02  .................                  25,000                 20,750
                                                                                          ----------------
                                                                                                   247,000
                                                                                          ----------------
Retail -- Specialty -- 0.8%
  CML Group, Inc., 5.500%, 1/15/03  .......................                 100,000                 62,000
  Jacobson Stores, Inc., 6.750%, 12/15/11  ................                  50,000                 43,062
                                                                                          ----------------
                                                                                                   105,062
                                                                                          ----------------
Telecommunications -- 0.5%
  Broadband Technologies, Inc., 5.000%, 5/15/01  ..........                 100,000                 66,000
                                                                                          ----------------
Textile & Apparel -- 0.2%
  Converse, Inc., 7.000%, 6/01/04  ........................                  50,000                 32,313
                                                                                          ----------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $3,912,819) ..........................                                      3,387,323
                                                                                          ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $12,348,105) .........................                                     11,382,915
                                                                                          ----------------

                                                                         SHARES
------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 5.2% OF NET ASSETS

Foreign Issuer -- 0.6%
  Sappi Ltd., ADR (h)  ....................................                  17,500                 65,275
  Siam Commercial Bank Public Co. (h)  ....................                  16,500                  5,285
                                                                                          ----------------
                                                                                                    70,560
                                                                                          ----------------
Oil & Gas -- 0.5%
  Chesapeake Energy Corp. (h)  ............................                  16,000                 64,000
                                                                                          ----------------
Real Estate Investment Trusts -- 1.6%
  Associated Estates Realty Corp.  ........................                   7,200                134,550
  Berkshire Realty Co., Inc.  .............................                   6,000                 70,125
                                                                                          ----------------
                                                                                                   204,675
                                                                                          ----------------
Restaurants -- 0.5%
  Advantica Restaurant Group, Inc. (h)  ...................                   7,197                 70,171
                                                                                          ----------------
Utilities -- 2.0%
  Eastern Utilities Associates  ...........................                  10,000                262,500
                                                                                          ----------------
  TOTAL COMMON STOCKS
    (Identified Cost $717,938) ............................                                        671,906
                                                                                          ----------------

PREFERRED STOCKS -- 3.8% of Net Assets

Computers -- 0.4%
  Unisys Corp., $3.75  ....................................                   1,000                 52,250
                                                                                          ----------------
Foreign Issuer -- 0.4%
  Philippine Long Distance Telephone Co., $3.50, GDS  .....                   1,000                 46,000
                                                                                          ----------------
Metals -- 0.7%
  Bethlehem Steel Corp., $3.50 144A (c)  ..................                   2,000                 91,250
                                                                                          ----------------
Oil & Gas -- 1.2%
  Chesapeake Energy Corp., 7.000% 144A (c)  ...............                   3,500                149,625
                                                                                          ----------------
Utilities -- 1.1%
  Central Maine Power Co., 3.500%  ........................                   1,260                 69,615
  Consumers Energy Co., $4.16  ............................                     250                 17,500
  Entergy Gulf States, Inc., 4.400%  ......................                     150                  9,375
  Niagara Mohawk Power Corp., 3.600%  .....................                     200                 11,725
  Niagara Mohawk Power Corp., 3.900%  .....................                     100                  6,500
  Ohio Edison Co., 4.440%  ................................                     450                 31,725
                                                                                          ----------------
                                                                                                   146,440
                                                                                          ----------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $443,962) ............................                                        485,565
                                                                                          ----------------

                                                                          FACE
                                                                         AMOUNT
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.6% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 6/30/98 at 5.000% to be repurchased at
    $212,029 on 7/01/98 collateralized by $165,000 U.S.
    Treasury Bond, 8.125%,
    due 8/15/19 with a value of $216,741  .................  USD            212,000                212,000
                                                                                          ----------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $212,000) ............................                                        212,000
                                                                                          ----------------
TOTAL INVESTMENTS -- 98.1%
  (IDENTIFIED COST $13,722,005) (i) .......................                                     12,752,386
Cash and Other Assets, Less Liabilities -- 1.9% ...........                                        252,378
                                                                                          ----------------
NET ASSETS -- 100% ........................................                               $     13,004,764
                                                                                          ================

(a)  See Note 1.
(b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
(e)  All or a portion of income may be received as additional securities.
(f)  Company in Chapter 11 Bankruptcy.
(g)  Security in default.
(h)  Non-income producing security.
(i)  At June 30, 1998, the net unrealized depreciation on investments based on cost of $13,722,005 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $396,318 and $1,365,937, respectively, resulting in net unrealized depreciation of $969,619.

Key to Abbreviations:

ADR:          American Depositary Receipts
CAD:          Canadian Dollar
GDS:          Global Depositary Shares
USD:          United States Dollar
ZAR:          South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                      FACE
                                                                     AMOUNT              VALUE (A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.2% OF NET ASSETS

Banks/Savings & Loans -- 4.7%
  Capital One Bank, 5.950%, 2/15/01  ...........................     $  200,000       $       198,388
  Capital One Bank, 6.375%, 2/15/03  ...........................        100,000               100,090
  Capital One Bank, 6.830%, 5/17/99  ...........................         70,000                70,492
  NationsBank Corp., 7.000%, 9/15/01  ..........................         55,000                56,523
                                                                                      ---------------
                                                                                              425,493
                                                                                      ---------------
Canadian -- 2.5%
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03 (step
    to 11.500% on 8/15/00) (b)  ................................        250,000                75,000
  MacMillan Bloedel Ltd., 6.750%, 2/15/06  .....................        150,000               147,420
                                                                                      ---------------
                                                                                              222,420
                                                                                      ---------------
Entertainment -- 1.9%
  Time Warner Entertainment Co., Inc., 7.750%, 6/15/05  ........        155,000               166,355
                                                                                      ---------------
Financial Services -- 5.5%
  Associated Manufactured Housing, 6.475%, 3/15/28  ............         50,000                50,870
  Green Tree Financial Corp., 6.950%, 3/15/27  .................        200,000               204,342
  OSCC Home Equity Loan Trust, 6.025%, 6/15/08  ................        243,999               243,184
                                                                                      ---------------
                                                                                              498,396
                                                                                      ---------------
Foreign Government/Agency -- 4.2%
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (c)  ..........        174,032               128,349
  Republic of South Africa, 8.375%, 10/17/06  ..................        250,000               252,627
                                                                                      ---------------
                                                                                              380,976
                                                                                      ---------------
Foreign Issuer -- 11.3%
  Espirito Santo-Escelsa, 10.000%, 7/15/07 144A (d)  ...........        150,000               126,000
  Gruma SA de CV, 7.625%, 10/15/07  ............................        150,000               150,814
  Perez Companc SA, 8.125%, 7/15/07 144A (d)  ..................        250,000               228,125
  Southern Peru Ltd., 7.900%, 5/30/07  .........................        220,000               221,474
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A (d)  ............        125,000               107,231
  Total Access Communication Public Co. Ltd., 8.375%, 11/04/06
    144A (d)  ..................................................        220,000               158,400
  YPF SA, 7.000%, 10/26/02  ....................................         28,304                28,369
                                                                                      ---------------
                                                                                            1,020,413
                                                                                      ---------------
Government Agencies -- 7.3%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/06  ...........         55,000                54,914
  Federal Home Loan Mortgage Corp., 6.250%, 10/15/07  ..........         55,000                55,515
  Federal National Mortgage Association, 6.000%, 5/25/08  ......        197,588               196,847
  Federal National Mortgage Association, 6.500%, 1/18/16  ......        180,000               180,731
  Federal National Mortgage Association, 6.500%, 8/15/16  ......        165,000               165,721
                                                                                      ---------------
                                                                                              653,728
                                                                                      ---------------
Oil & Gas -- 6.0%
  Pioneer Natural Resources Co., 6.500%, 1/15/08  ..............        250,000               242,313
  R&B Falcon Corp., 6.750%, 4/15/05 144A (d)  ..................        300,000               298,389
                                                                                      ---------------
                                                                                              540,702
                                                                                      ---------------
Real Estate Investment Trusts -- 20.7%
  American Health Properties, Inc., 7.050%, 1/15/02  ...........         65,000                66,410
  American Health Properties, Inc., 7.500%, 1/15/07  ...........        275,000               282,040
  Excel Realty Trust, Inc., 6.875%, 10/15/04  ..................        165,000               168,114
  First Industrial, 7.000%, 12/01/06  ..........................        250,000               252,403
  Highwoods/Forsyth Ltd., 6.750%, 12/01/03  ....................        350,000               350,206
  Oasis Residential, Inc., 6.750%, 11/15/01  ...................        350,000               355,320
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03  ........        335,000               335,342
  Trinet Corporate Realty Trust, Inc., 7.300%, 5/15/01  ........         55,000                55,870
                                                                                      ---------------
                                                                                            1,865,705
                                                                                      ---------------
Retail -- General -- 0.7%
  Woolworth Corp., 7.000%, 6/01/00  ............................         65,000                65,781
                                                                                      ---------------
Securities -- 5.1%
  Lehman Brothers Holdings, Inc., 5.750%, 11/15/98  ............        190,000               189,818
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01  .............         60,000                59,993
  Lehman Brothers Holdings, Inc., 7.125%, 9/15/03  .............        100,000               103,574
  Salomon, Inc., 6.700%, 12/01/98  .............................        105,000               105,363
                                                                                      ---------------
                                                                                              458,748
                                                                                      ---------------
Telecommunications -- 6.6%
  Cox Communications, Inc., 6.500%, 11/15/02  ..................        165,000               165,972
  Intermedia Communications, Inc., 8.600%, 6/01/08 144A (d)  ...        125,000               125,938
  TCI Communications, Inc., 6.875%, 2/15/06  ...................        290,000               299,149
                                                                                      ---------------
                                                                                              591,059
                                                                                      ---------------
Textile & Apparel -- 2.2%
  Tommy Hilfiger Corp., 6.500%, 6/01/03  .......................        200,000               199,824
                                                                                      ---------------
Tobacco -- 4.3%
  Philip Morris Cos., Inc., 7.250%, 9/15/01  ...................         65,000                66,672
  RJR Nabisco, Inc., 7.625%, 9/15/03  ..........................         65,000                64,627
  RJR Nabisco, Inc., 8.250%, 7/01/04  ..........................         90,000                91,591
  RJR Nabisco, Inc., 8.750%, 8/15/05  ..........................        160,000               166,859
                                                                                      ---------------
                                                                                              389,749
                                                                                      ---------------
Trucking & Leasing -- 2.3%
  Amerco, 7.490%, 9/18/01  .....................................        200,000               206,716
                                                                                      ---------------
U.S. Government -- 8.7%
  U.S. Treasury Notes, 5.500%, 5/31/00  ........................        300,000               299,952
  U.S. Treasury Notes, 5.625%, 2/15/06  ........................        480,000               481,949
                                                                                      ---------------
                                                                                              781,901
                                                                                      ---------------
Utilities -- 0.2%
  Salton Sea Funding Corp., 7.020%, 5/30/00 ....................         20,107                20,262
                                                                                      ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $8,547,633)................................                            8,488,228
                                                                                      ---------------

SHORT-TERM INVESTMENT -- 7.5% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/98 at 5.000% to be repurchased at $678,094 on 7/
    01/98 collateralized by $530,000 U.S. Treasury Bond, 8.125%,
    due 8/15/19 with a value of $696,198 .......................        678,000               678,000
                                                                                      ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $678,000)..................................                              678,000
                                                                                      ---------------
TOTAL INVESTMENTS -- 101.7%
  (IDENTIFIED COST $9,225,633) (d) .............................                            9,166,228
Liabilities, Less Cash and Other Assets -- (1.7%)...............                             (154,003)
                                                                                      ---------------
NET ASSETS -- 100% .............................................                      $     9,012,225
                                                                                      ===============

(a)  See Note 1.
(b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)  All or a portion of income may be received as additional securities.
(d)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)  At June 30, 1998, the net unrealized depreciation on investments based on cost of $9,225,633 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $132,114 and $191,519, respectively, resulting in net unrealized depreciation of $59,405.

       See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                          FACE
                                                                         AMOUNT               VALUE (A)
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 89.2% OF NET ASSETS

NON-CONVERTIBLE BONDS -- 78.5%
Canadian -- 20.4%
  Canadian Government, Zero Coupon Bond, 6/01/21  ........  CAD              150,000       $        28,793
  Canadian Government, Zero Coupon Bond, 6/01/25  ........                   940,000               147,450
  Canadian Pacific Ltd., 4.000%, 1/29/49  ................  USD               15,000                11,250
  MacMillan Bloedel, 7.700%, 2/15/26  ....................                   100,000               100,460
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27
    (step to 6.470% on 5/30/03) 144A (b) (c)  ............  CAD               75,000                39,474
  Ontario Hydro, 8.900%, 8/18/22  ........................                    55,000                52,146
  Province of Alberta, 5.930%, 9/16/16  ..................                    48,558                34,070
  Province of British Columbia, Zero Coupon Bond, 6/09/22.                   250,000                41,461
  Province of British Columbia, Zero Coupon Bond, 8/19/22.                   605,000                99,183
  Province of British Columbia, Zero Coupon Bond, 8/23/24
    ......................................................                   200,000                29,127
  Province of Manitoba, Zero Coupon Bond, 3/05/31  .......                 1,100,000               111,089
  Province of Manitoba, 6.500%, 9/22/17  .................                    25,000                18,596
  Province of Manitoba, 7.750%, 12/22/25  ................                    55,000                47,704
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22  ................................                   650,000               111,603
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25  ................................                   215,000                30,404
                                                                                           ---------------
                                                                                                   902,810
                                                                                           ---------------
Communications -- 0.7%
  Arch Communications Group, Inc., Zero Coupon Bond, 3/15/
    08 (step to 10.875% on 3/15/01) (b)  .................  USD               50,000                28,500
                                                                                           ---------------
Computers -- 2.2%
  Seagate Technology, Inc., 7.450%, 3/01/37  .............                    25,000                24,558
  Seagate Technology, Inc., 7.875%, 3/01/17  .............                    75,000                72,514
                                                                                           ---------------
                                                                                                    97,072
                                                                                           ---------------
Foreign Government/Agency -- 4.0%
  New South Wales Treasury, Zero Coupon Bond, 11/23/20  ..  AUD              300,000                49,527
  Republic of Brazil, 10.125%, 5/15/27  ..................  USD               10,000                 8,610
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (d)  ....                    29,005                21,391
  Republic of South Africa, 12.500%, 12/21/06  ...........  ZAR              400,000                57,892
  Republic of South Africa, 13.000%, 8/31/10  ............                   125,000                18,313
  Republic of South Africa, 13.500%, 9/15/15  ............                   150,000                22,419
                                                                                           ---------------
                                                                                                   178,152
                                                                                           ---------------
Foreign Issuer -- 5.7%
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (c)    USD               50,000                36,569
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27  ..                   100,000                59,000
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A (c).                   100,000                65,000
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c)  .....                   100,000                74,706
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (c)  ...................................                    25,000                18,000
                                                                                           ---------------
                                                                                                   253,275
                                                                                           ---------------
Government Agencies -- 1.3%
  Federal National Mortgage Association, Zero Coupon Bond,
    10/29/07  ............................................  NZD              200,000                56,225
                                                                                           ---------------
Health Care -- Services -- 3.0%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27  .......  USD              150,000               134,365
                                                                                           ---------------
Home Builders -- 0.6%
  Pulte Corp., 7.625%, 10/15/17  .........................                    25,000                26,299
                                                                                           ---------------
Oil & Gas -- 7.3%
  Pioneer Natural Resources Co., 7.200%, 1/15/28  ........                    40,000                38,914
  R&B Falcon Corp., 7.375%, 4/15/18 144A (c)  ............                   100,000               101,847
  Seagull Energy Corp., 7.500%, 9/15/27  .................                   180,000               179,467
                                                                                           ---------------
                                                                                                   320,228
                                                                                           ---------------
Paper Products -- 3.4%
  Mead Corp., 7.125%, 8/01/25  ...........................                    50,000                50,303
  Westvaco Corp., 7.000%, 8/15/23  .......................                   100,000                99,711
                                                                                           ---------------
                                                                                                   150,014
                                                                                           ---------------
Rail -- Transport -- 3.5%
  Louisville & Nashville Railroad Co., 2.875%, 4/01/03  ..                     1,000                   847
  Louisville & Nashville Railroad Co., 3.375%, 4/01/03  ..                    12,000                10,660
  Missouri Pacific Railroad Co., 4.250%, 1/01/05  ........                    39,000                34,011
  Missouri Pacific Railroad Co., 4.750%, 1/01/20  ........                    34,000                23,418
  Missouri Pacific Railroad Co., 4.750%, 1/01/30  ........                    86,000                56,760
  Missouri Pacific Railroad Co., 5.000%, 1/01/45  ........                    46,000                29,612
                                                                                           ---------------
                                                                                                   155,308
                                                                                           ---------------
Real Estate Investment Trusts -- 10.4%
  First Industrial, 7.500%, 12/01/17  ....................                   100,000               102,037
  Highwoods Forsyth LP, 7.500%, 4/15/18  .................                    50,000                50,988
  Security Capital Group, Inc., 7.700%, 6/15/28 144A (c)                     125,000               126,462
  Trinet Corporate Realty Trust, 7.700%, 7/15/17  ........                   175,000               181,879
                                                                                           ---------------
                                                                                                   461,366
                                                                                           ---------------
Supranational -- 3.3%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07  ...........................  NZD              425,000               118,551
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07  .....................................                    45,000                24,825
                                                                                           ---------------
                                                                                                   143,376
                                                                                           ---------------
Textile & Apparel -- 0.6%
  Kellwood Co., 7.625%, 10/15/17  ........................  USD               25,000                26,488
                                                                                           ---------------
Tobacco -- 5.9%
  Loews Corp., 7.000%, 10/15/23  .........................  USD               70,000             $  67,787
  Philip Morris Cos., Inc., 7.750%, 1/15/27  .............                   120,000               128,359
  RJR Nabisco, Inc., 9.250%, 8/15/13  ....................                    60,000                64,720
                                                                                           ---------------
                                                                                                   260,866
                                                                                           ---------------
U.S. Government -- 4.7%
  U.S. Treasury Bonds, 6.000%, 2/15/26  ..................                   200,000               208,062
                                                                                           ---------------
Utilities -- 1.5%
  Comed Financing II, 8.500%, 1/15/27  ...................                    60,000                64,235
                                                                                           ---------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $3,406,225) .........................                                       3,466,641
                                                                                           ---------------
CONVERTIBLE BONDS -- 10.7%
Electronics -- 1.7%
  Thermedics, Inc., Zero Coupon Bond, 6/01/03  ...........                   100,000                75,000
                                                                                           ---------------
Environmental Services -- 2.2%
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (c)  ......                   110,000                98,587
                                                                                           ---------------
Foreign Issuer -- 4.5%
  Banpu Public Co., 2.750%, 4/10/03  .....................                    20,000                13,700
  Burns, Philp, 5.500%, 4/30/04  .........................                    20,000                11,400
  Samsung Corp., 0.250%, 6/26/06  ........................                    20,000                18,400
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04  ....                    30,000                14,100
  Telekom Malaysia Berhad, 4.000%, 10/03/04  .............                    50,000                36,500
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (c)  .....                   100,000                80,540
  Total Access Communication Public Co. Ltd., 2.000%,
    5/31/06  .............................................                    30,000                22,800
                                                                                           ---------------
                                                                                                   197,440
                                                                                           ---------------
Oil & Gas -- 1.3%
  Houston Industries, Inc., 6.000%, 3/15/12  .............                    60,000                57,000
                                                                                           ---------------
Publishing -- 1.0%
  Scholastic Corp., 5.000%, 8/15/05 144A (c)  ............                    50,000                45,938
                                                                                           ---------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $502,360) ...........................                                         473,965
                                                                                           ---------------
  TOTAL BONDS AND NOTES
    (Identified Cost $3,908,585) .........................                                       3,940,606
                                                                                           ---------------

PREFERRED STOCKS -- 6.3% OF NET ASSETS

Chemicals -- Major -- 3.0%
  E.I. du Pont DeNemours & Co., $3.50  ...................                     1,250             $  86,562
  E.I. du Pont DeNemours & Co., $4.50  ...................                       500                44,250
                                                                                           ---------------
                                                                                                   130,812
                                                                                           ---------------
Utilities -- 3.3%
  Duquesne Light Co., 3.750%  ............................                       100                 3,500
  Duquesne Light Co., 4.000%  ............................                       500                16,500
  Entergy New Orleans, Inc., 4.750%  .....................                       175                12,819
  Houston Lighting & Power Co., $4.00  ...................                        79                 5,214
  Jersey Central Power & Light Co., 4.000%  ..............                       310                19,840
  New York State Electric & Gas Corp., 3.750%  ...........                       460                28,060
  Northern Indiana Public Service Co., 4.250%  ...........                       210                14,490
  Wisconsin Electric Power Co., 3.600%  ..................                       850                48,025
                                                                                           ---------------
                                                                                                   148,448
                                                                                           ---------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $246,209) ...........................                                         279,260
                                                                                           ---------------

                                                                          Face
                                                                         Amount
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 8.5% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 6/30/98 at 5.000% to be repurchased at
    $374,052
    on 7/01/98 to be collateralized by $295,000 U.S.
    Treasury Bond, 8.125%, due 8/15/19 with a value of
    $387,507 .............................................  USD              374,000               374,000
                                                                                           ---------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $374,000) ...........................                                         374,000
                                                                                           ---------------
TOTAL INVESTMENTS -- 104.0%
  (IDENTIFIED COST $4,528,794) (d) .......................                                       4,593,866
Liabilities, Less Cash and Other Assets -- (4.0%) ........                                        (175,949)
                                                                                           ---------------
NET ASSETS -- 100% .......................................                                 $     4,417,917
                                                                                           ===============

(a)  See Note 1.
(b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  All or a portion of income may be received as additional securities.
(e)  At June 30, 1998, the net unrealized appreciation on investments based on cost of $4,528,794 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $253,487 and $188,415, respectively, resulting in net unrealized appreciation of $65,072.

Key to Abbreviations:

AUD:          Australian Dollar
CAD:          Canadian Dollar
NZD:          New Zealand Dollar
USD:          United States Dollar
ZAR:          South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------


LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                     FACE
                                                                     AMOUNT              VALUE (A)
-------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 94.7% OF NET ASSETS

Alaska - 1.0%
  Alaska State Housing Finance Corp., 6.600%, 12/01/15  ........      $  90,000       $        95,747
                                                                                      ---------------
Arizona - 1.7%
  Phoenix Street & Highway User, 6.250%, 7/01/11  ..............        150,000               163,124
                                                                                      ---------------
California - 11.8%
  California State Department Water Resources, 5.625%, 12/01/12.        100,000               105,071
  California State Public Works Lease, 5.500%, 6/01/14  ........        300,000               320,754
  Foothill Eastern Transportation Corridor, Zero Coupon Bond,
    1/01/23  ...................................................        500,000               132,310
  Foothill Eastern Transportation Corridor, 6.000%, 1/01/16  ...        250,000               269,397
  Fresno Sewer Revenue, (AMBAC Insured), 6.250%, 9/01/14  ......        250,000               289,505
                                                                                      ---------------
                                                                                            1,117,037
                                                                                      ---------------
Connecticut - 2.2%
  Connecticut State Resources Recovery Authority, 7.625%,
    1/01/09 ....................................................        200,000               207,280
                                                                                      ---------------
District of Columbia - 2.8%
  District of Columbia Water & Sewer, (FSA Insured),
    5.500%, 10/01/11  ..........................................        250,000               266,992
                                                                                      ---------------
Florida - 2.7%
  Florida State, General Obligation, 5.250%, 7/01/15  ..........        250,000               255,268
                                                                                      ---------------
Hawaii - 2.2%
  Honolulu, Hawaii, General Obligation, 5.000%, 10/01/13  ......        200,000               203,344
                                                                                      ---------------
Illinois - 14.6%
  Chicago Metropolitan Water Reclamation, 5.950%, 12/01/07  ....        300,000               334,062
  Chicago O'Hare International Airport, 5.000%, 1/01/16  .......        300,000               295,872
  Chicago, Illinois, General Obligation, (AMBAC Insured),
    5.250%, 1/01/15  ...........................................        250,000               253,360
  Illinois Development Finance Authority Pollution Control,
    7.250%, 6/01/11  ...........................................         25,000                27,077
  Illinois State Sales Tax Revenue, 6.375%, 6/15/14  ...........        150,000               166,743
  Illinois State Sales Tax Revenue, (FGIC Insured), 5.000%,
    6/15/16  ...................................................        300,000               295,797
                                                                                      ---------------
                                                                                            1,372,911
                                                                                      ---------------
Louisiana - 2.2%
  Regional Transportation Authority, (FGIC Insured), 8.000%,
    12/01/08  ..................................................        200,000               207,486
                                                                                      ---------------
Maryland - 2.3%
  Baltimore, Maryland Pollution Control, 5.350%, 4/01/08  ......        200,000               212,474
                                                                                      ---------------
Massachusetts - 4.9%
  Commonwealth of Massachusetts Water Pollution Control, 5.000%,
    8/01/14                                                             250,000               248,622
  Plymouth County Certificates of Participation, 6.500%, 4/01/01        200,000               211,772
                                                                                      ---------------
                                                                                              460,394
                                                                                      ---------------
Michigan - 2.7%
  Detroit, Michigan, (MBIA Insured), 5.000%, 4/01/06  ..........        250,000               259,065
                                                                                      ---------------
New Jersey - 5.3%
  New Jersey Building Authority State Building, 5.750%, 6/15/09.        250,000               274,622
  New Jersey State Turnpike Authority, 6.500%, 1/01/08  ........        200,000               227,338
                                                                                      ---------------
                                                                                              501,960
                                                                                      ---------------
New York - 22.6%
  Long Island Power Authority New York, (FSA Insured), 5.000%,
    12/01/18  ..................................................       $250,000            $  244,667
  New York City Housing Development Corp., 5.625%, 5/01/12  ....        150,000               155,433
  New York City Transitional Finance Authority, 5.000%, 8/15/13.        200,000               199,568
  New York City, General Obligation, 7.000%, 8/01/98  ..........          5,000                 5,014
  New York State Certificates of Participation, 5.650%, 8/01/02.        160,000               167,826
  New York State Dormitory Authority, 5.100%, 2/15/12  .........        250,000               250,115
  New York State Dormitory Authority, 6.375%, 7/01/08  .........         85,000                92,169
  New York State Dormitory Authority, 6.500%, 5/15/05  .........        250,000               279,425
  New York State Dormitory Authority Prerefunded, 6.375%,
    7/01/08 ....................................................        115,000               126,433
  New York State Environmental Pollution Control, 5.150%,
    6/15/13 ....................................................        125,000               127,328
  New York State Environmental Pollution Control, 5.750%,
    6/15/10 ....................................................        250,000               275,002
  New York State, General Obligation, 5.250%, 7/15/10  .........        200,000               208,232
                                                                                      ---------------
                                                                                            2,131,212
                                                                                      ---------------
Pennsylvania - 1.5%
  Pennsylvania Finance Authority Revenue Bond, 6.600%, 11/01/09.        125,000               138,474
                                                                                      ---------------
Puerto Rico - 2.7%
  Puerto Rico Electric Power Authority, 6.125%, 7/01/09  .......        225,000               251,071
                                                                                      ---------------
Rhode Island - 2.7%
  Rhode Island Convention Center Authority, (MBIA Insured),
    5.000%, 5/15/10 ............................................        250,000               258,133

                                                                                      ---------------
Tennessee - 0.3%
  Metropolitan Nashville Airport, (FGIC Insured), 6.600%,
    7/01/15 ....................................................         30,000                32,488
                                                                                      ---------------
Virginia - 3.1%
  Pocahontas Parkway Association Virginia Toll, 5.000%, 8/15/11.        300,000               292,932
                                                                                      ---------------
Washington - 2.6%
  Tacoma, Washington Electric Systems Revenue, (FGIC Insured),
    6.100%, 1/01/07  ...........................................        225,000               247,057
                                                                                      ---------------
Wyoming - 2.8%
  Platte County Pollution Control, (MBIA Insured), 5.100%,
    1/01/08 ....................................................        250,000               260,120
                                                                                      ---------------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Identified Cost $8,506,642)................................                            8,934,569
                                                                                      ---------------

U.S. GOVERNMENT - 2.2% OF NET ASSETS

U.S. Government - 2.2%
  U.S. Treasury Notes, 5.625%, 12/31/02  .......................        200,000               200,874
                                                                                      ---------------
  TOTAL U.S. GOVERNMENT
    (Identified Cost $201,766)..................................                              200,874
                                                                                      ---------------

SHORT-TERM INVESTMENTS - 4.8% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 6/29/98 at 5.000% to be repurchased at $336,093 on 7/
    01/98 collateralized by $335,000 U.S. Treasury Notes,
    6.125%, due 7/31/00 with a value of $347,214  ..............        336,000               336,000
  Repurchase Agreement with State Street Bank and Trust Co., dated 6/30/98 at 5.000% to be repurchased at $117,016 on 7/
    01/98 collateralized by $120,000 U.S. Treasury Notes 6.250%
    due 6/30/02 with a value of $122,642  ......................        117,000               117,000
                                                                                      ---------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $453,000)..................................                              453,000
                                                                                      ---------------
TOTAL INVESTMENTS - 101.7%
  (IDENTIFIED COST $9,161,408) (b) .............................                            9,588,443
Liabilities, Less Cash and Other Assets -- (1.7%)...............                             (156,287)
                                                                                      ---------------
NET ASSETS - 100% ..............................................                            9,432,156
                                                                                      ===============

(a)  See Note 1.
(b)  At June 30, 1998, the net unrealized appreciation on investments based on cost of $9,161,408 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $447,787 and $20,752, respectively, resulting in net unrealized appreciation of $427,035.

Key to Abbreviations:

AMBAC: American Municipal Bond Assurance Corporation
FGIC:  Federal Guaranty Insurance Corporation
FSA:   Financial Security Assurance
MBIA:  Municipal Bond Insurance Association

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT               VALUE (A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 91.6% OF NET ASSETS

Aerospace -- 2.1%
  Lockheed Martin Corp., 6.550%, 5/15/99  ...................       $  570,000       $        572,713
                                                                                     ----------------
Airlines -- 4.5%
  Delta Air Lines, Inc., 7.790%, 12/01/98  ..................          800,000                806,184
  Northwest Airlines Corp., 8.375%, 3/15/04  ................          400,000                412,464
                                                                                     ----------------
                                                                                            1,218,648
                                                                                     ----------------
Banks/Savings & Loans -- 4.4%
  Capital One Bank, 6.830%, 5/17/99  ........................          560,000                562,492
  Household Bank FSB, 6.250%, 4/01/99  ......................          625,000                626,612
                                                                                     ----------------
                                                                                            1,189,104
                                                                                     ----------------
Computers -- 2.4%
  Comdisco, Inc., 5.760%, 1/19/99  ..........................          670,000                669,169
                                                                                     ----------------
Consumer Services -- 2.1%
  Loewen Group International, Inc., 7.750%, 10/15/01  .......          560,000                583,442
                                                                                     ----------------
Diversified Operations -- 2.9%
  Williams Companies, Inc., 5.950%, 2/15/00  ................          800,000                797,272
                                                                                     ----------------
Electronics -- 1.0%
  Tektronix, Inc., 7.625%, 8/15/02  .........................          250,000                260,337
                                                                                     ----------------
Entertainment -- 0.8%
  Time Warner, Inc., 7.950%, 2/01/00  .......................          200,000                205,512
                                                                                     ----------------
Financial Services -- 5.3%
  Fleetwood Credit Grantor Trust, 6.900%, 3/15/12  ..........          372,011                377,286
  Ford Motor Credit Co., 6.125%, 4/28/03  ...................          710,000                710,050
  Sears Roebuck Acceptance Corp., 6.950%, 5/15/02  ..........          340,000                349,462
                                                                                     ----------------
                                                                                            1,436,798
                                                                                     ----------------
Foreign Issuer -- 2.3%
  PDVSA Finance Ltd., 6.650%, 2/15/06  ......................          645,000                634,648
                                                                                     ----------------
Government Agencies -- 10.5%
  Federal Home Loan Mortgage Corp., 6.000%, 2/01/13  ........          483,449                478,765
  Federal Home Loan Mortgage Corp., 6.500%, 5/15/08  ........          520,000                523,411
  Federal National Mortgage Association, 6.000%, 3/01/13  ...        1,095,010              1,083,030
  Federal National Mortgage Association, 6.000%, 4/01/13  ...          796,429                787,716
                                                                                     ----------------
                                                                                            2,872,922
                                                                                     ----------------
Oil & Gas -- 1.8%
  Occidental Petroleum Corp., 5.850%, 11/09/98  .............          500,000                499,555
                                                                                     ----------------
Paper Products -- 1.3%
  Fort James Corp., 6.625%, 9/15/04  ........................          360,000                365,393
                                                                                     ----------------
Real Estate Investment Trusts -- 0.7%
  Oasis Residential, Inc., 7.000%, 11/15/03  ................          200,000                203,538
                                                                                     ----------------
Securities -- 4.0%
  Salomon Brothers, Inc., 5.500%, 1/15/99  ..................          640,000                639,501
  Salomon Brothers, Inc., 7.125%, 8/01/99  ..................          450,000                455,346
                                                                                     ----------------
                                                                                            1,094,847
                                                                                     ----------------
Telecommunications -- 1.8%
  Sprint Spectrum L.P., Zero Coupon Bond, 8/15/06
    (step to 12.500% on 8/15/01) (b)  .......................          560,000                478,800
                                                                                     ----------------
Textile & Apparel -- 1.1%
  Tommy Hilfiger Corp., 6.500%, 6/01/03  ....................          300,000                299,736
                                                                                     ----------------
Trucking & Leasing -- 1.6%
  Amerco, 7.850%, 5/15/03  ..................................          420,000                436,510
                                                                                     ----------------
U.S. Government -- 36.6%
  U.S. Treasury Notes, 6.125%, 7/31/00  .....................        1,495,000              1,512,745
  U.S. Treasury Notes, 6.250%, 10/31/01  ....................        1,000,000              1,020,780
  U.S. Treasury Notes, 6.250%, 1/31/02  .....................        2,995,000              3,061,908
  U.S. Treasury Notes, 6.250%, 2/15/03  .....................        1,090,000              1,121,676
  U.S. Treasury Notes, 6.375%, 4/30/99  .....................          300,000                302,109
  U.S. Treasury Notes, 6.625%, 7/31/01  .....................        1,500,000              1,545,465
  U.S. Treasury Notes, 6.875%, 8/31/99  .....................          800,000                812,000
  U.S. Treasury Strips, Zero Coupon Bond, 2/15/04  ..........          860,000                633,476
                                                                                     ----------------
                                                                                           10,010,159
                                                                                     ----------------
Utilities -- 4.4%
  Detroit Edison Co., 6.340%, 3/15/00  ......................          670,000                674,060
  El Paso Electric Co., 7.250%, 2/01/99  ....................          520,000                521,815
                                                                                     ----------------
                                                                                            1,195,875
                                                                                     ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $24,858,826)............................                              25,024,978
                                                                                     ----------------

SHORT-TERM INVESTMENTS -- 6.8% OF NET ASSETS

Financial Services -- 6.8%
  American Express Co., 5.950%, 7/01/98  ....................          900,000                900,000
  Associates Corp. of North America, 5.950%, 7/01/98  .......          960,000                960,000
                                                                                     ----------------
                                                                                            1,860,000
                                                                                     ----------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $1,860,000).............................                               1,860,000
                                                                                     ----------------
TOTAL INVESTMENTS -- 98.4%
  (IDENTIFIED COST $26,718,826) (c) .........................                              26,884,978
Cash and Other Assets, Less Liabilities -- 1.6%..............                                 435,182
                                                                                     ----------------
TOTAL NET ASSETS -- 100% ....................................                        $     27,320,160
                                                                                     ================

(a)  See Note 1.
(b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)  At June 30, 1998, the net unrealized appreciation on investments based on cost of $26,718,826 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $196,440 and $30,288, respectively, resulting in net unrealized appreciation of $166,152.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT               VALUE (A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 98.8% OF NET ASSETS

Government Agencies -- 41.3%
  Federal Home Loan Bank, Zero Coupon Bond, 8/04/17  ........     $  5,400,000       $      1,188,000
  Government National Mortgage Association, 6.500%, 5/15/28          3,328,685              3,322,361
  Government National Mortgage Association, 7.000%, 1/15/28            995,533              1,011,392
  Government National Mortgage Association, 7.500%, 8/15/26            561,405                577,017
  Government National Mortgage Association, 7.500%, 9/15/27          2,083,961              2,141,916
  Tennessee Valley Authority, 8.625%, 11/15/29  .............          514,000                558,461
                                                                                     ----------------
                                                                                            8,799,147
                                                                                     ----------------
U.S. Government -- 57.5%
  U.S. Treasury Bonds, 3.625%, 4/15/28 (b)  .................        2,786,813              2,752,842
  U.S. Treasury Bonds, 7.250%, 5/15/16  .....................        3,125,000              3,661,125
  U.S. Treasury Bonds, 7.500%, 11/15/24  ....................        2,810,000              3,486,592
  U.S. Treasury Notes, 3.375%, 1/15/07 (b)  .................        2,256,166              2,184,961
  U.S. Treasury Notes, 5.750%, 11/15/00  ....................          140,000                140,700
                                                                                     ----------------
                                                                                           12,226,220
                                                                                     ----------------
  TOTAL BONDS AND NOTES
    (Identified Cost $20,499,041)............................                              21,025,367
                                                                                     ----------------
TOTAL INVESTMENTS -- 98.8%
  (IDENTIFIED COST $20,499,041) (c) .........................                              21,025,367
Cash and Other Assets, Less Liabilities -- 1.2%..............                                 258,509
                                                                                     ----------------
NET ASSETS -- 100% ..........................................                        $     21,283,876
                                                                                     ================

(a)  See Note 1.
(b)  Treasury Inflation Protection Securities (TIPS): Face amount of these bonds and notes will be adjusted for changes in the level of inflation as indexed to the non-seasonally adjusted consumer price index (CPI).
(c)  At June 30, 1998, the net unrealized appreciation on investments based on cost of $20,499,041 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $566,578 and $40,252, respectively, resulting in net unrealized appreciation of $526,326.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------


STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------
June 30, 1998 (unaudited)
                                                                                          Global
                                                                    Bond                   Bond
                                                                    Fund                   Fund
                                                             ------------------       ---------------
ASSETS
  Investments at value ....................................     $ 1,648,861,700      $    35,713,577
  Cash ....................................................                 312                  121
  Foreign currency at value ...............................                  18               24,534

  Receivable for:
    Fund Shares sold ......................................           8,419,485               57,726
    Securities sold .......................................             572,832                    0
    Forward foreign currency exchange contracts (Note 1D) .                   0               32,296
    Dividends and interest -- net .........................          28,370,657              589,349
  Due from the adviser (Note 3) ...........................               1,470               20,621
  Other assets ............................................                   0                    0
                                                                ---------------      ---------------
                                                                  1,686,226,474           36,438,224
                                                                ---------------      ---------------
LIABILITIES
  Payable for:
    Securities purchased ..................................             767,498                    0
    Fund Shares redeemed ..................................           1,897,467               56,315
    Dividends declared ....................................                   0                    0
  Accrued expenses:
    Management fees (Note 3) ..............................             813,039               18,092
    Trustees' fees (Note 3A) ..............................               1,571                1,555
    Administrative fees ...................................              69,439                2,010
    Other expenses ........................................              67,011               23,157
                                                                ---------------      ---------------
                                                                      3,616,025              101,129
                                                                ---------------      ---------------
NET ASSETS ................................................     $ 1,682,610,449      $    36,337,095
                                                                ===============      ===============
  Net Assets consist of:
    Capital paid in .......................................     $ 1,607,789,251      $    37,081,228
    Undistributed (or Distribution in excess of) net
      investment income ...................................          28,960,384              836,162
    Accumulated net realized gain (loss) ..................          22,844,872              911,417
    Unrealized appreciation (depreciation) on:
      Investments .........................................          23,082,598           (2,518,305)
      Foreign currency translations .......................             (66,656)              26,593
                                                                ---------------      ---------------
NET ASSETS ................................................     $ 1,682,610,449      $    36,337,095
                                                                ===============      ===============
INSTITUTIONAL CLASS:
  Net assets ..............................................     $ 1,626,806,086      $    30,692,268
  Shares of beneficial interest outstanding, no par value .         123,534,539            2,546,266
  Net asset value and redemption price per Institutional
    share* ................................................     $         13.17      $         12.05

RETAIL CLASS:
  Net assets ..............................................     $    55,478,149      $     5,644,827
  Shares of beneficial interest outstanding, no par value .           4,217,286              468,822
  Net asset value and redemption price per Retail share* ..     $         13.15      $         12.04

ADMIN CLASS:
  Net assets ..............................................     $       326,214                 --
  Shares of beneficial interest outstanding, no par value .              24,811                 --
  Net asset value and redemption price per Admin share ....     $         13.15      $          --
Identified cost of investments ............................     $ 1,625,779,102      $    38,231,882
                                                                ===============      ===============

         *The redemption price per share for the Institutional and Retail Classes, of the High Yield Fund
          for shares held less than one year is equal to net asset value less 2% of the amount redeemed.
          (See Note 1I)

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

    HIGH           INTERMEDIATE      INVESTMENT          MUNICIPAL     SHORT-TERM   U.S. GOVERNMENT
    YIELD          MATURITY BOND        GRADE              BOND           BOND        SECURITIES
    FUND               FUND           BOND FUND            FUND           FUND           FUND
------------       ------------      ------------      ------------    ------------   ------------
$ 12,752,386       $  9,166,228      $  4,593,866      $  9,588,443    $ 26,884,978   $ 21,025,367
         555                 67               107               724             127         78,699
           0                  0                 0                 0               0              0

      80,148                  0            49,990            11,657          59,316         70,120
           0                  0                 0                 0               0              0
           0                  0                 0                 0               0              0
     225,179            137,511            62,742           134,657         417,197        159,297
      40,807             39,015            35,578            23,496          14,281         17,492
       5,587                  0                 0                 0               0              0
------------       ------------      ------------      ------------    ------------   ------------
  13,104,662          9,342,821         4,742,283         9,758,977      27,375,899     21,350,975
------------       ------------      ------------      ------------    ------------   ------------

      53,570            301,280           301,616           293,277               0              0
       2,373                  0                 0                 0               0         33,177
           0                  0                 0            11,757          15,583              0

      19,108              8,578             4,051             9,104          15,881         20,998
       1,555              1,555             1,575             1,555           1,555          1,555
       1,671                893               656               383           1,768            903
      21,621             18,290            16,468            10,745          20,952         10,466
------------       ------------      ------------      ------------    ------------   ------------
      99,898            330,596           324,366           326,821          55,739         67,099
------------       ------------      ------------      ------------    ------------   ------------
$ 13,004,764       $  9,012,225      $  4,417,917      $  9,432,156    $ 27,320,160   $ 21,283,876
============       ============      ============      ============    ============   ============

$ 13,410,494       $  8,869,051      $  4,239,414      $  8,894,726    $ 27,555,416   $ 20,961,896
     302,255            143,398            67,740                 0          (3,124)       305,014
     261,696             59,181            46,062           110,395        (398,284)      (509,360)

    (969,619)           (59,405)           65,072           427,035         166,152        526,326
         (62)                 0              (371)                0               0              0
------------       ------------      ------------      ------------    ------------   ------------
$ 13,004,764       $  9,012,225      $  4,417,917      $  9,432,156    $ 27,320,160   $ 21,283,876
============       ============      ============      ============    ============   ============

$  6,190,499       $  8,477,938      $  2,940,333      $  9,432,156    $ 27,065,423   $ 21,283,876
     615,029            827,645           272,328           807,532       2,770,217      1,928,955
$      10.07       $      10.24      $      10.80      $      11.68    $       9.77   $      11.03

$  6,814,265       $    534,287      $  1,477,584              --      $    254,737           --
     677,317             52,201           137,015              --            26,075           --
$      10.06       $      10.24      $      10.78              --      $       9.77           --

          --                 --                --                --              --             --
          --                 --                --                --              --             --
          --                 --                --                --              --             --
$ 13,722,005       $  9,225,633      $  4,528,794      $  9,161,408    $ 26,718,826   $ 20,499,041
============       ============      ============      ============    ============   ============

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                                          GLOBAL
                                                                     BOND                  BOND
                                                                     FUND                  FUND
                                                                ---------------       ---------------

INVESTMENT INCOME
  Dividends* ..............................................     $       771,927      $             0
  Interest ................................................          58,413,825            1,150,045
                                                                ---------------      ---------------
                                                                     59,185,752            1,150,045
                                                                ---------------      ---------------
  Expenses
    Management fees (Note 3) ..............................           4,486,732              101,422
    12b-1 fees (Retail Class) .............................              55,931                5,726
    12b-1 fees (Admin Class) ..............................                  26                    0
    Trustees' fees and expenses (Note 3A) .................               2,791                2,815
    Administrative fees ...................................             363,260                9,356
    Custodian and accounting fees .........................             206,355               39,490
    Transfer agent fees (Institutional Class) .............             143,813                9,140
    Transfer agent fees (Retail Class) ....................              15,224               10,138
    Transfer agent fees (Admin Class) .....................               1,500                    0
    Audit and tax services fees ...........................               6,338                6,347
    Legal fees ............................................               1,674                2,125
    Printing fees .........................................              56,098                1,303
    Registration fees .....................................             224,301               11,724

    Amortization of organization expenses (Note 1J):
      Institutional Class .................................                   0                    0

    Amortization of deferred registration costs (Note 1J):
      Institutional Class .................................                   0                    0
      Retail Class ........................................                 574                  485
    Miscellaneous expenses ................................               1,671                2,499
                                                                ---------------      ---------------
    Total expenses ........................................           5,566,288              202,570
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) ....................................              (8,871)             (44,710)
                                                                ---------------      ---------------
    Net expenses ..........................................           5,557,417              157,860
                                                                ---------------      ---------------
  Net investment income (loss) ............................          53,628,335              992,185
                                                                ---------------      ---------------
NET REALIZED GAIN (LOSS) ON:
  Investments .............................................          14,530,104              592,319
  Foreign currency transactions ...........................            (203,007)             204,817
                                                                ---------------      ---------------
  Total net realized gain (loss) ..........................          14,327,097              797,136
                                                                ---------------      ---------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments .............................................          (7,793,848)          (1,176,237)
  Foreign currency translations ...........................                 892             (120,663)
                                                                ---------------      ---------------
  Total net change in unrealized appreciation (depreciation)         (7,792,956)          (1,296,900)
                                                                ---------------      ---------------
  Total net realized gain (loss) and change in unrealized
    appreciation (depreciation) ...........................           6,534,141             (499,764)
                                                                ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....     $    60,162,476      $       492,421
                                                                ===============      ===============

         *Net of foreign withholding taxes of $309 for the High Yield Fund.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
     HIGH           INTERMEDIATE      INVESTMENT        MUNICIPAL      SHORT-TERM   U.S. GOVERNMENT
    YIELD          MATURITY BOND        GRADE             BOND            BOND         SECURITIES
    FUND               FUND           BOND FUND           FUND            FUND           FUND
------------       ------------      ------------      ------------    ------------   ------------
$     29,827       $          0      $      6,626      $          0    $          0   $          0
     563,618            294,320           133,193           236,957         750,396        626,935
------------       ------------      ------------      ------------    ------------   ------------
     593,445            294,320           139,819           236,957         750,396        626,935
------------       ------------      ------------      ------------    ------------   ------------

      33,404             16,141             7,732            17,997          28,916         40,138
       6,314                613             1,431                 0             417              0
           0                  0                 0                 0               0              0
       2,815              2,815             2,796             2,815           2,815          2,815
       5,056              3,695             2,675             2,108           7,104          4,951
      34,893             30,069            29,607            24,313          28,841         20,000
       9,040              9,149             8,947             9,102           9,473          9,229
       9,228              9,001             9,053                 0           9,009              0
           0                  0                 0                 0               0              0
       8,851              6,808             6,808             6,347           6,347          6,347
       2,124              2,124             2,331             2,124           2,124          2,124
         393                304               148               338             839            734
      16,379             12,721            10,139             7,307          12,022          8,212

         843                  0                 0                 0               0              0

           0              5,191               738                 0               0              0
         522                336               298                 0             784              0
       1,518                268             1,801             1,677           2,257          1,695
------------       ------------      ------------      ------------    ------------   ------------
     131,380             99,235            84,504            74,128         110,948         96,245
     (83,297)           (76,427)          (72,441)          (47,133)        (52,699)       (36,038)
------------       ------------      ------------      ------------    ------------   ------------
      48,083             22,808            12,063            26,995          58,249         60,207
------------       ------------      ------------      ------------    ------------   ------------
     545,362            271,512           127,756           209,962         692,147        566,728
------------       ------------      ------------      ------------    ------------   ------------

     182,584             36,118            28,432            93,926          20,524        406,966
      (1,244)                 0              (778)                0               0              0
------------       ------------      ------------      ------------    ------------   ------------
     181,340             36,118            27,654            93,926          20,524        406,966
------------       ------------      ------------      ------------    ------------   ------------

    (710,903)           (22,932)          (28,364)         (108,196)          9,471        (91,984)
         (11)                 0              (194)                0               0              0
------------       ------------      ------------      ------------    ------------   ------------
    (710,914)           (22,932)          (28,558)         (108,196)          9,471        (91,984)
------------       ------------      ------------      ------------    ------------   ------------

    (529,574)            13,186              (904)          (14,270)         29,995        314,982
------------       ------------      ------------      ------------    ------------   ------------
$     15,788       $    284,698      $    126,852      $    195,692    $    722,142   $    881,710
============       ============      ============      ============    ============   ============

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        BOND FUND
                                                                -------------------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                 JUNE 30, 1998       DECEMBER 31, 1997
                                                                ---------------      ----------------
                                                                  (UNAUDITED)

FROM OPERATIONS
  Net investment income (loss) ............................     $    53,628,335      $    66,908,609
  Net realized gain (loss) ................................          14,327,097           27,681,737
  Change in unrealized appreciation (depreciation) ........          (7,792,956)          11,946,926
                                                                ---------------      ---------------
    Increase (decrease) in net assets from
      operations ..........................................          60,162,476          106,537,272
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................         (23,880,402)         (65,355,045)
    Net realized gain on investments ......................                   0          (20,396,586)

  RETAIL CLASS
    Net investment income .................................            (715,274)          (1,374,734)
    Net realized gain on investments ......................                   0             (518,253)

  ADMIN CLASS
    Net investment income .................................                   0                    0
    Net realized gain on investments ......................                   0                    0
                                                                ---------------      ---------------
                                                                    (24,595,676)         (87,644,618)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived from
      capital share transactions ..........................         351,893,815          735,013,367
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................         387,460,615          753,906,021

NET ASSETS
  Beginning of the period .................................       1,295,149,834          541,243,813
                                                                ---------------      ---------------
  End of the period .......................................     $ 1,682,610,449      $ 1,295,149,834
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $       (72,275)     $       537,972
                                                                ===============      ===============
  End of the period .......................................     $    28,960,384      $       (72,275)
                                                                ===============      ===============

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                     GLOBAL BOND FUND
                                                               --------------------------------------
                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997
                                                               ----------------      ---------------
                                                                  (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ............................     $       992,185      $     1,741,065
  Net realized gain (loss) ................................             797,136              975,971
  Change in unrealized appreciation
    (depreciation) ........................................          (1,296,900)          (2,148,586)
                                                                ---------------      ---------------
    Increase (decrease) in net assets from
      operations ..........................................             492,421              568,450
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................                   0           (1,536,299)
    In excess of net investment income ....................                   0             (277,442)
    Net realized gain on investments ......................                   0                    0

  RETAIL CLASS
    Net investment income .................................                   0             (205,307)
    In excess of net investment income ....................                   0              (34,122)
    Net realized gain on investments ......................                   0                    0
                                                                ---------------      ---------------
                                                                              0           (2,053,170)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived
      from capital share transactions .....................           2,749,863            8,066,659
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................           3,242,284            6,581,939

NET ASSETS
  Beginning of the period .................................          33,094,811           26,512,872
                                                                ---------------      ---------------
  End of the period .......................................     $    36,337,095      $    33,094,811
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $      (156,023)     $       (34,950)
                                                                ===============      ===============
  End of the period .......................................     $       836,162      $      (156,023)
                                                                ===============      ===============

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                          HIGH YIELD FUND
                                                                -------------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997
                                                                ---------------      ---------------
                                                                  (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ............................     $       545,362      $       504,906
  Net realized gain (loss) ................................             181,340              281,454
  Change in unrealized appreciation
    (depreciation) ........................................            (710,914)            (263,154)
                                                                ---------------      ---------------
    Increase in net assets from operations ................              15,788              523,206
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................            (137,577)            (358,018)
    Net realized gain on investments ......................                   0             (122,085)

  RETAIL CLASS
    Net investment income .................................            (105,217)            (165,367)
    Net realized gain on investments ......................                   0              (77,373)
                                                                ---------------      ---------------
                                                                       (242,794)            (722,843)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived
      from capital share transactions .....................           4,820,071            6,653,668
                                                                ---------------      ---------------
    Redemption Fees (Note 1I) .............................               4,045               14,733
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................           4,597,110            6,468,764

NET ASSETS
  Beginning of period .....................................           8,407,654            1,938,890
                                                                ---------------      ---------------
  End of period ...........................................     $    13,004,764      $     8,407,654
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of period .....................................     $          (313)     $         8,960
                                                                ===============      ===============
  End of period ...........................................     $       302,255      $          (313)
                                                                ===============      ===============


               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  INTERMEDIATE MATURITY BOND FUND
                                                                ------------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997*
                                                                ---------------      ---------------
                                                                 (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ............................     $       271,512      $       273,997
  Net realized gain (loss) ................................              36,118               34,360
  Change in unrealized appreciation
    (depreciation) ........................................             (22,932)             (36,473)
                                                                ---------------      ---------------
    Increase (decrease) in net assets from
      operations ..........................................             284,698              271,884
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................            (120,073)            (261,480)
    In excess of net investment income ....................                   0              (21,107)
    Net realized gain on investments ......................                   0               (9,770)

  RETAIL CLASS
    Net investment income .................................              (7,273)             (12,922)
    In excess of net investment income ....................                   0               (1,154)
    Net realized gain on investments ......................                   0                 (660)
                                                                ---------------      ---------------
                                                                       (127,346)            (307,093)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets
      derived from capital share
      transactions ........................................           2,127,361            6,762,701
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................           2,284,713            6,727,492

NET ASSETS
  Beginning of the period .................................           6,727,512                   20
                                                                ---------------      ---------------
  End of the period .......................................     $     9,012,225      $     6,727,512
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $          (768)     $             0
                                                                ===============      ===============
  End of the period .......................................     $       143,398      $          (768)
                                                                ===============      ===============

* Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    INVESTMENT GRADE BOND FUND
                                                               -------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997*
                                                                ---------------      ---------------
                                                                  (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ............................     $       127,756      $       144,252
  Net realized gain (loss) ................................              27,654               53,214
  Change in unrealized appreciation
    (depreciation) ........................................             (28,558)              93,259
                                                                ---------------      ---------------
    Increase (decrease) in net assets from
      operations ..........................................             126,852              290,725
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................             (42,543)            (116,549)
    In excess of net investment income ....................                   0              (18,144)
    Net realized gain on investments ......................                   0              (26,811)

  RETAIL CLASS
    Net investment income .................................             (17,429)             (27,969)
    In excess of net investment income ....................                   0               (5,864)
    Net realized gain on investments ......................                   0               (9,286)
                                                                ---------------      ---------------
                                                                        (59,972)            (204,623)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets
      derived from capital share
      transactions ........................................           1,044,062            3,220,853
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................           1,110,942            3,306,955

NET ASSETS
  Beginning of the period .................................           3,306,975                   20
                                                                ---------------      ---------------
  End of the period .......................................     $     4,417,917      $     3,306,975
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $           (44)     $             0
                                                                ===============      ===============
  End of the period .......................................     $        67,740      $           (44)
                                                                ===============      ===============

* Commencement of operations, January 2, 1997

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                        MUNICIPAL BOND FUND
                                                              -------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997*
                                                                ---------------      ---------------
                                                                  (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ............................     $       209,962      $       417,885
  Net realized gain (loss) ................................              93,926               70,207
  Change in unrealized appreciation
    (depreciation) ........................................            (108,196)             291,399
                                                                ---------------      ---------------
    Increase (decrease) in net assets from
      operations ..........................................             195,692              779,491
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................            (209,962)            (421,574)
    Net realized gain on investments ......................                   0              (76,418)
                                                                ---------------      ---------------
                                                                       (209,962)            (497,992)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived
      from capital share transactions .....................             694,482             (230,703)
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................             680,212               50,796

NET ASSETS
  Beginning of the period .................................           8,751,944            8,701,148
                                                                ---------------      ---------------
  End of the period .......................................     $     9,432,156      $     8,751,944
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $             0      $         3,777
                                                                ===============      ===============
  End of the period .......................................     $             0      $             0
                                                                ===============      ===============

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                      SHORT-TERM BOND FUND
                                                              -------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997*
                                                                ---------------      ---------------
                                                                  (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ............................     $       692,147      $     1,044,815
  Net realized gain (loss) ................................              20,524                4,131
  Change in unrealized appreciation
    (depreciation) ........................................               9,471               82,076
                                                                ---------------      ---------------
    Increase (decrease) in net assets from operations .....             722,142            1,131,022
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................            (682,660)          (1,046,180)
    Net realized gain on investments ......................                   0                    0

  RETAIL CLASS
    Net investment income .................................              (9,487)             (10,909)
    Net realized gain on investments ......................                   0                    0
                                                                ---------------      ---------------
                                                                       (692,147)          (1,057,089)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived
      from capital share transactions .....................           8,213,661              773,904
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................           8,243,656              847,837

NET ASSETS
  Beginning of the period .................................          19,076,504           18,228,667
                                                                ---------------      ---------------
  End of the period .......................................     $    27,320,160      $    19,076,504
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $        (3,124)     $        10,736
                                                                ===============      ===============
  End of the period .......................................     $        (3,124)     $        (3,124)
                                                                ===============      ===============

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                 U.S. GOVERNMENT SECURITIES FUND
                                                              -------------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED
                                                                 JUNE 30, 1998      DECEMBER 31, 1997*
                                                                ---------------      ---------------
                                                                  (UNAUDITED)

FROM OPERATIONS
  Net investment income (loss) ............................     $       566,728      $       865,819
  Net realized gain (loss) ................................             406,966              377,725
  Change in unrealized appreciation
    (depreciation) ........................................             (91,984)             420,082
                                                                ---------------      ---------------
    Increase (decrease) in net assets from
      operations ..........................................             881,710            1,663,626
                                                                ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income .................................            (264,930)            (857,571)
    Net realized gain on investments ......................                   0                    0
                                                                ---------------      ---------------
                                                                       (264,930)            (857,571)
                                                                ---------------      ---------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived
      from capital share transactions .....................           2,998,661            2,670,263
                                                                ---------------      ---------------
  Total increase (decrease) in net assets .................           3,615,441            3,476,318

NET ASSETS
  Beginning of the period .................................          17,668,435           14,192,117
                                                                ---------------      ---------------
  End of the period .......................................     $    21,283,876      $    17,668,435
                                                                ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .................................     $         3,216      $        (4,942)
                                                                ===============      ===============
  End of the period .......................................     $       305,014      $         3,216
                                                                ===============      ===============

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                                               BOND FUND
                                                                ------------------------------------
                                                                          INSTITUTIONAL CLASS
                                                                ------------------------------------
                                                                     1998*                1997
                                                                ---------------      ---------------
                                                                  (UNAUDITED)
Net asset value, beginning of period ......................     $         12.83      $         12.38
                                                                ---------------      ---------------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ............................                0.44                 0.86
  Net realized and unrealized gain (loss) on investments ..                0.11                 0.67
                                                                ---------------      ---------------
    Total from investment operations ......................                0.55                 1.53
                                                                ---------------      ---------------
LESS DISTRIBUTIONS --
  Dividends from net investment income ....................               (0.21)               (0.86)
  Distributions in excess of net investment income ........                0.00                 0.00
  Distributions from net realized capital gains ...........                0.00                (0.22)
                                                                ---------------      ---------------
    Total distributions ...................................               (0.21)               (1.08)
                                                                ---------------      ---------------
Net asset value, end of period ............................     $         13.17      $         12.83
                                                                ===============      ===============
Total return (%)(a) .......................................                 4.3                 12.7
Net assets, end of period (000) ...........................     $     1,626,806      $     1,261,910
Ratio of operating expenses to average net assets (%)(b)(c)                0.74                 0.75
Ratio of net investment income to average net assets (%)(b)                7.18                 7.36
Portfolio turnover rate (%) ...............................                   9                   41
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b)                0.74                 0.77
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ............     $          0.44      $          0.85

   *  For the six months ended June 30, 1998.
  **  From commencement of class operations on January 2, 1997.
 ***  From commencement of class operations on January 2, 1998.
 (a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (b)  Annualized for periods less than one year.
 (c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
 (d)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

                                                      BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                                                 RETAIL                  ADMIN
                       INSTITUTIONAL CLASS                                       CLASS                   CLASS
 ------------------------------------------------------------------    ---------------------------    ------------
    1996               1995              1994              1993            1998*          1997**          1998***
------------       ------------      ------------      ------------    ------------   ------------    ------------
                                                                                       (UNAUDITED)     (UNAUDITED)
$      12.29       $      10.05      $      11.37      $      10.36    $      12.82   $      12.38    $      12.83
------------       ------------      ------------      ------------    ------------   ------------    ------------

        0.86               0.82              0.83              0.84            0.43           0.84(d)         0.23
        0.35               2.32             (1.29)             1.43            0.10           0.65            0.29
------------       ------------      ------------      ------------    ------------   ------------    ------------
        1.21               3.14             (0.46)             2.27            0.53           1.49            0.52
------------       ------------      ------------      ------------    ------------   ------------    ------------

       (0.86)             (0.82)            (0.84)            (0.81)          (0.20)         (0.83)          (0.20)
        0.00               0.00             (0.02)             0.00            0.00           0.00            0.00
       (0.26)             (0.08)             0.00             (0.45)           0.00          (0.22)           0.00
------------       ------------      ------------      ------------    ------------   ------------    ------------
       (1.12)             (0.90)            (0.86)            (1.26)          (0.20)         (1.05)          (0.20)
------------       ------------      ------------      ------------    ------------   ------------    ------------
$      12.38       $      12.29      $      10.05      $      11.37    $      13.15   $      12.82    $      13.15
============       ============      ============      ============    ============   ============    ============
        10.3               32.0              (4.1)             22.2             4.2           12.4             4.0
$    541,244       $    255,710      $     82,985      $     64,222    $     55,478   $     33,240    $        326
        0.75               0.79              0.84              0.94            1.00           1.00            1.25
        7.93               8.34              7.92              8.26            6.93           7.09            7.64
          42                 35                87               170               9             41               9

        0.75               0.79              0.84              0.94            1.03           1.20           15.51

$       0.86       $       0.82      $       0.83      $       0.84    $       0.42   $       0.82(d) $      (0.20)


LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                                         GLOBAL BOND FUND
                                                                ------------------------------------
                                                                        INSTITUTIONAL CLASS
                                                                ------------------------------------
                                                                     1998*                1997
                                                                ---------------      ---------------
                                                                  (UNAUDITED)

Net asset value, beginning of period ......................     $         11.83      $         12.35
                                                                ---------------      ---------------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ............................                0.34                 0.71
  Net realized and unrealized gain (loss) on investments ..               (0.12)               (0.42)
                                                                ---------------      ---------------
    Total from investment operations ......................                0.22                 0.29
                                                                ---------------      ---------------
LESS DISTRIBUTIONS --
  Dividends from net investment income ....................                0.00                (0.69)
  Distributions in excess of net investment income ........                0.00                (0.12)
  Distributions from capital ..............................                0.00                 0.00
  Distributions from net realized capital gains ...........                0.00                 0.00
                                                                ---------------      ---------------
    Total distributions ...................................                0.00                (0.81)
                                                                ---------------      ---------------
Net asset value, end of period ............................     $         12.05      $         11.83
                                                                ===============      ===============
Total return (%)(a) .......................................                 1.9                  2.3
Net assets, end of period (000) ...........................     $        30,692      $        28,401
Ratio of operating expenses to average net assets (%)(b)(c)                0.90                 0.90
Ratio of net investment income to average net assets (%)(b)                5.90                 5.88
Portfolio turnover rate (%) ...............................                  13                   75
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b)                1.11                 1.22
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ............     $          0.33      $          0.67

  *  For the six months ended June 30, 1998.
 **  From commencement of class operations on January 2, 1997.
(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

                                         GLOBAL BOND FUND
--------------------------------------------------------------------------------------------------

                          INSTITUTIONAL CLASS                                  RETAIL CLASS
-------------------------------------------------------------------    ---------------------------
    1996               1995              1994              1993            1998*          1997**
------------       ------------      ------------      ------------    ------------   ------------
                                                                                       (UNAUDITED)

$      11.39       $       9.82      $      11.06      $      10.32    $      11.83   $      12.35

------------       ------------      ------------      ------------    ------------   ------------

        0.44               1.04              0.67              0.54            0.29           0.63(d)
        1.27               1.31             (1.63)             0.96           (0.08)         (0.37)
------------       ------------      ------------      ------------    ------------   ------------
        1.71               2.35             (0.96)             1.50            0.21           0.26
------------       ------------      ------------      ------------    ------------   ------------

       (0.75)             (0.78)            (0.04)            (0.49)           0.00          (0.69)
        0.00               0.00              0.00              0.00            0.00          (0.09)
        0.00               0.00             (0.24)             0.00            0.00           0.00
        0.00               0.00              0.00             (0.27)           0.00           0.00
------------       ------------      ------------      ------------    ------------   ------------
       (0.75)             (0.78)            (0.28)            (0.76)           0.00          (0.78)
------------       ------------      ------------      ------------    ------------   ------------
$      12.35       $      11.39      $       9.82      $      11.06    $      12.04   $      11.83
============       ============      ============      ============    ============   ============
        15.0               23.9              (8.7)             14.6             1.8            2.0
$     26,513       $     10,304      $     25,584      $     21,378    $      5,645   $      4,694
        1.50               1.50              1.30              1.50            1.15           1.15
        6.37               8.17              7.02              5.54            5.65           5.60
         131                148               153               150              13             75

        1.77               1.69              1.30              1.51            1.74           2.44

$       0.42       $       1.02      $       0.67      $       0.54    $       0.26   $       0.49(d)


LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                             HIGH YIELD
                                                                FUND
                                                            -------------
                                                            INSTITUTIONAL
                                                                CLASS
                                                            -------------
                                                                 1998*
                                                            -------------
                                                              (UNAUDITED)

Net asset value, beginning of period .........................  $   10.12
                                                                ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ...............................       0.49
  Net realized and unrealized gain (loss) on investments .....      (0.32)
                                                                ---------
    Total from investment operations .........................       0.17
                                                                ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income .......................      (0.22)
  Distributions from net realized capital gains ..............       0.00
                                                                ---------
    Total distributions ......................................      (0.22)
                                                                ---------
  Redemption Fees ............................................       0.00
                                                                ---------
Net asset value, end of period ...............................  $   10.07
                                                                =========
Total return (%)(a) ..........................................        1.6
Net assets, end of period (000) ..............................  $   6,190
Ratio of operating expenses to average net assets (%)(b)(c) ..       0.75
Ratio of net investment income to average net assets (%)(b) ..       9.93
Portfolio turnover rate (%) ..................................         17
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) ..       2.23
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............  $    0.41

  *  For the six months ended June 30, 1998.
 ** Commencement of operations on September 11, 1996 and January 2, 1997, for the Institutional and Retail Classes, respectively.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

                                               HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------
            INSTITUTIONAL CLASS                                                 RETAIL CLASS
-------------------------------------------------            -----------------------------------------------
    1997                                 1996**                 1998*                               1997**
------------                         ------------            ------------                       ------------
                                                             (UNAUDITED)
$      10.11                         $      10.00            $      10.12                       $      10.11
------------                         ------------            ------------                       ------------

        0.83                                 0.20                    0.44                               0.85(d)
        0.27                                 0.11                   (0.28)                              0.23
------------                         ------------            ------------                       ------------
        1.10                                 0.31                    0.16                               1.08
------------                         ------------            ------------                       ------------

       (0.86)                               (0.20)                  (0.22)                             (0.84)
       (0.26)                                0.00                    0.00                              (0.26)
------------                         ------------            ------------                       ------------
       (1.12)                               (0.20)                  (0.22)                             (1.10)
------------                         ------------            ------------                       ------------
        0.03                                 0.00                    0.00                               0.03
------------                         ------------            ------------                       ------------
$      10.12                         $      10.11            $      10.06                       $      10.12
============                         ============            ============                       ============
        11.4                                  3.1                     1.5                               11.2
$      5,266                         $      1,939            $      6,814                       $      3,141
        0.75                                 0.75                    1.00                               1.00
        8.96                                 8.85                    9.64                               8.75
          68                                    0                      17                                 68

        3.81                                12.06                    2.52                               4.79

$       0.54                         $      (0.05)           $       0.37                       $       0.48(d)


LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                          INTERMEDIATE MATURITY BOND FUND
                                                     ----------------------------------------------
                                                         INSTITUTIONAL
                                                              CLASS                RETAIL CLASS
                                                     ----------------------    --------------------
                                                       1998*        1997**       1998*      1997**
                                                     ---------    ---------    ---------  ---------
                                                    (UNAUDITED)                          (UNAUDITED)
Net asset value, beginning of period .............   $   10.03    $   10.00    $   10.03  $   10.00
                                                     ---------    ---------    ---------  ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)(d) ................        0.34         0.64         0.33       0.64
  Net realized and unrealized gain (loss) on
    investments ..................................        0.03         0.00         0.03      (0.02)
                                                     ---------    ---------    ---------  ---------
    Total from investment operations .............        0.37         0.64         0.36       0.62
                                                     ---------    ---------    ---------  ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income ...........       (0.16)       (0.56)       (0.15)     (0.54)
  Distributions in excess of net investment income        0.00        (0.03)        0.00      (0.03)
  Distributions from net realized capital gains ..        0.00        (0.02)        0.00      (0.02)
                                                     ---------    ---------    ---------  ---------
    Total distributions ..........................       (0.16)       (0.61)       (0.15)     (0.59)
                                                     ---------    ---------    ---------  ---------
Net asset value, end of period ...................   $   10.24    $   10.03    $   10.24  $   10.03
                                                     =========    =========    =========  =========
Total return (%)(a) ..............................         3.7          6.4          3.6        6.2
Net assets, end of period (000) ..................   $   8,478    $   6,305    $     534  $     423
Ratio of operating expenses to average net assets
  (%)(b)(c) ......................................        0.55         0.55         0.80       0.80
Ratio of net investment income to average net
  assets (%)(b) ..................................        6.74         6.38         6.49       6.13
Portfolio turnover rate (%) ......................          24          119           24        119
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(b) ..............        2.24         3.66         5.91      14.56
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been: (d) .................................   $    0.26    $    0.29    $    0.07  $   (0.50)

  *  For the six months ended June 30, 1998.
 **  Commencement of operations on January 2, 1997.
(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                               INVESTMENT GRADE BOND FUND
                                                     ----------------------------------------------
                                                         INSTITUTIONAL
                                                              CLASS               RETAIL CLASS
                                                     ----------------------    --------------------
                                                       1998*        1997**        1998*     1997**
                                                     ---------    ---------    ---------  ---------
                                                    (UNAUDITED)               (UNAUDITED)
Net asset value, beginning of period .............   $   10.59    $   10.00    $   10.59  $   10.00
                                                     ---------    ---------    ---------  ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ...................        0.34         0.65         0.32       0.62(d)
  Net realized and unrealized gain (loss) on
    investments ..................................        0.03         0.77         0.02       0.78
                                                     ---------    ---------    ---------  ---------
    Total from investment operations .............        0.37         1.42         0.34       1.40
                                                     ---------    ---------    ---------  ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income ...........       (0.16)       (0.63)       (0.15)     (0.62)
  Distributions in excess of net investment income        0.00        (0.08)        0.00      (0.07)
  Distributions from net realized capital gains ..        0.00        (0.12)        0.00      (0.12)
                                                     ---------    ---------    ---------  ---------
    Total distributions ..........................       (0.16)       (0.83)       (0.15)     (0.81)
                                                     ---------    ---------    ---------  ---------
Net asset value, end of period ...................   $   10.80    $   10.59    $   10.78  $   10.59
                                                     =========    =========    =========  =========
Total return (%)(a) ..............................         3.5         14.5          3.2       14.3
Net assets, end of period (000) ..................   $   2,940    $   2,445    $   1,478  $     862
Ratio of operating expenses to average net assets
  (%)(b)(c) ......................................        0.55         0.55         0.80       0.80
Ratio of net investment income to average net
  assets (%)(b) ..................................        6.69         6.74         6.42       6.51
Portfolio turnover rate (%) ......................          39          112           39        112
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(b) ..............        4.03         7.59         5.20      10.95
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
   have been: ....................................   $    0.16    $   (0.03)   $    0.10  $   (0.31)(d)

           *  For the six months ended June 30, 1998.
          **  Commencement of operations on January 2, 1997.
         (a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
         (b)  Annualized for periods less than one year.
         (c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
         (d)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                            MUNICIPAL BOND FUND
                                                            -------------------
                                                            INSTITUTIONAL CLASS
                                                            -------------------
                                                                   1998*
                                                            -------------------
                                                                (UNAUDITED)

Net asset value, beginning of period .........................   $  11.70
                                                                ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ...............................       0.27
  Net realized and unrealized gain (loss) on investments .....      (0.02)
                                                                ---------
    Total from investment operations .........................       0.25
                                                                ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income .......................      (0.27)
  Distributions from net realized capital gains ..............       0.00
                                                                ---------
    Total distributions ......................................      (0.27)
                                                                ---------
Net asset value, end of period ...............................   $  11.68
                                                                 ========
Total return (%)(a) ..........................................        2.2
Net assets, end of period (000) ..............................   $  9,432
Ratio of operating expenses to average net assets (%)(b)(c) ..       0.60
Ratio of net investment income to average net assets (%)(b) ..       4.67
Portfolio turnover rate (%) ..................................         14
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) ..       1.65
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............    $  0.21

  *  For the six months ended June 30, 1998.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

                                                         MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                        INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
      1997                         1996                        1995                         1994                         1993
   --------                     --------                     --------                     --------                     --------
   $  11.29                     $  11.53                     $  10.41                     $  11.54                     $  10.95
   --------                     --------                     --------                     --------                     --------

       0.56                         0.52                         0.52                         0.52                         0.51
       0.51                        (0.15)                        1.16                        (1.13)                        0.74
   --------                     --------                     --------                     --------                     --------
       1.07                         0.37                         1.68                        (0.61)                        1.25
   --------                     --------                     --------                     --------                     --------

      (0.56)                       (0.52)                       (0.52)                       (0.52)                       (0.51)
      (0.10)                       (0.09)                       (0.04)                        0.00                        (0.15)
   --------                     --------                     --------                     --------                     --------
      (0.66)                       (0.61)                       (0.56)                       (0.52)                       (0.66)
   --------                     --------                     --------                     --------                     --------
   $  11.70                     $  11.29                     $  11.53                     $  10.41                     $  11.54
   ========                     ========                     ========                     ========                     ========
        9.8                          3.3                         16.5                         (5.4)                        11.6
   $  8,752                     $  8,701                     $  7,961                     $  7,270                     $  5,160
       0.60                         1.00                         1.00                         1.00                         1.00
       4.90                         4.61                         4.72                         4.79                         4.50
         50                           38                           41                           28                           36

       1.80                         2.31                         2.02                         2.37                         3.22

    $  0.42                      $  0.37                      $  0.41                      $  0.37                      $  0.26


LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                                                         SHORT-TERM
                                                                                          BOND FUND
                                                                          -------------------------------------------
                                                                                          INSTITUTIONAL
                                                                                             CLASS
                                                                          -------------------------------------------
                                                                           1998*                               1997
                                                                          -------                             -------
                                                                        (UNAUDITED)
Net asset value, beginning of period ..............................       $  9.75                             $  9.70
                                                                          -------                             -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ....................................          0.29                                0.61
  Net realized and unrealized gain (loss) on investments ..........          0.02                                0.06
                                                                          -------                             -------
    Total from investment operations ..............................          0.31                                0.67
                                                                          -------                             -------
LESS DISTRIBUTIONS --
  Dividends from net investment income ............................         (0.29)                              (0.62)
  Distributions from net realized capital gains ...................          0.00                                0.00
                                                                          -------                             -------
    Total distributions ...........................................         (0.29)                              (0.62)
                                                                          -------                             -------
Net asset value, end of period ....................................       $  9.77                             $  9.75
                                                                          =======                             =======
Total return (%)(a) ...............................................           3.2                                 7.1
Net assets, end of period (000) ...................................       $27,065                             $18,792
Ratio of operating expenses to average net assets (%)(b)(c) .......          0.50                                0.50
Ratio of net investment income to average net assets (%)(b) .......          5.99                                6.34
Portfolio turnover rate (%) .......................................            40                                  91
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(b) .....................          0.88                                1.19
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net investment
  income per share would have been: ...............................       $  0.27                             $  0.55

  *  For the six months ended June 30, 1998.
 **  From commencement of class operations on January 2, 1997.
(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

                                      SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------------
                     INSTITUTIONAL CLASS                                             RETAIL CLASS
-------------------------------------------------------------------         -----------------------------
   1996               1995               1994               1993               1998*              1997**
----------         ----------         ----------         ----------         ----------         ----------
                                                                            (UNAUDITED)
$     9.81         $     9.46         $     9.95         $     9.87         $     9.75         $     9.70
----------         ----------         ----------         ----------         ----------         ----------

      0.55               0.63               0.66               0.59               0.28               0.59
     (0.11)              0.35              (0.49)              0.08               0.02               0.06
----------         ----------         ----------         ----------         ----------         ----------
      0.44               0.98               0.17               0.67               0.30               0.65
----------         ----------         ----------         ----------         ----------         ----------

     (0.55)             (0.63)             (0.66)             (0.59)             (0.28)             (0.60)
      0.00               0.00               0.00               0.00               0.00               0.00
----------         ----------         ----------         ----------         ----------         ----------
     (0.55)             (0.63)             (0.66)             (0.59)             (0.28)             (0.60)
----------         ----------         ----------         ----------         ----------         ----------
                      $9.70 $               9.81         $     9.46         $     9.95         $9.77 $9.75
==========         ==========         ==========         ==========         ==========         ==========
       4.7               10.6                1.8                7.0                3.1                6.9
$   18,229         $   26,039         $   19,440         $   15,226         $      255         $      285
      1.00               1.00               1.00               1.00               0.75               0.75
      5.69               6.46               6.88               5.97               5.68               6.04
       120                214                 34                 81                 40                 91

      1.17               1.03               1.33               1.55               6.67              17.77

$     0.53         $     0.62         $     0.63         $     0.54         $    (0.01)        $    (1.08)

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,

                                                              U.S. GOVERNMENT
                                                              SECURITIES FUND
                                                            -------------------
                                                            INSTITUTIONAL CLASS
                                                            -------------------
                                                                   1998*
                                                            -------------------
                                                                (UNAUDITED)
Net asset value, beginning of period .........................    $  10.70
                                                                ----------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ...............................        0.30
  Net realized and unrealized gain (loss) on investments .....        0.17
                                                                ----------
    Total from investment operations .........................        0.47
                                                                ----------
LESS DISTRIBUTIONS --
  Dividends from net investment income .......................       (0.14)
  Distributions from net realized capital gains ..............        0.00
                                                                ----------
    Total distributions ......................................       (0.14)
                                                                ----------
+Net asset value, end of period ...............................    $  11.03
Total return (%)(a) ..........................................         4.4
Net assets, end of period (000) ..............................   $  21,284
Ratio of operating expenses to average net assets (%)(b)(c) ..        0.60
Ratio of net investment income to average net assets (%)(b) ..        5.65
Portfolio turnover rate (%) ..................................          79
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) ..        0.96
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............     $  0.28

  *  For the six months ended June 30, 1998.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

                 U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------
                       INSTITUTIONAL CLASS
-------------------------------------------------------------------

   1997          1996          1995          1994          1993
----------    ----------    ----------    ----------    ----------

$    10.08    $    10.64    $     9.22    $    10.53    $    10.45
----------    ----------    ----------    ----------    ----------

      0.63          0.68          0.66          0.64          0.64
      0.61         (0.57)         1.42         (1.30)         1.00
----------    ----------    ----------    ----------    ----------
      1.24          0.11          2.08         (0.66)         1.64
----------    ----------    ----------    ----------    ----------

     (0.62)        (0.67)        (0.66)        (0.65)        (0.65)
      0.00          0.00          0.00          0.00         (0.91)
----------    ----------    ----------    ----------    ----------
     (0.62)        (0.67)        (0.66)        (0.65)        (1.56)
----------    ----------    ----------    ----------    ----------
$    10.70    $    10.08    $    10.64    $     9.22    $    10.53
==========    ==========    ==========    ==========    ==========
      12.7           1.3          23.0          (6.3)         15.7
$   17,668    $   14,192    $   19,499    $   17,341    $   18,317
      0.60          1.00          1.00          1.00          1.00
      6.29          6.23          6.47          6.60          5.95
       156           137           169           242           277

      1.23          1.19          1.22          1.22          1.29

$     0.57    $     0.66    $     0.64    $     0.62    $     0.61

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998 (UNAUDITED)

1. The Loomis Sayles Funds is comprised of seventeen no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

Fixed Income Funds                           Equity Funds
------------------                           -------------
Loomis Sayles Bond Fund                      Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund               Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                Loomis Sayles International
Loomis Sayles Intermediate Maturity          Equity Fund
  Bond Fund                                  Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund     Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund            Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund           Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities     Loomis Sayles Strategic Value Fund
  Fund                                       Loomis Sayles Worldwide Fund

The Fixed Income Funds (excluding the Municipal Bond and U.S. Government Securities Funds which only offer Institutional shares) offer Institutional and Retail Class shares, each of which has equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail and Institutional Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to its distribution plan.

January 2, 1998, the Bond Fund commenced operations of an additional class of shares ("Admin Class"). These shares are subject to distribution fees at an annual rate of 0.25% of the Fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and to administrative fees at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Admin Class.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fixed Income Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of foreign currency contracts is included in the cost basis of the associated investment.

Each Fund (except the Municipal Bond and U.S. Government Securities Funds) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those securities of comparable U.S.
companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 1998, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                                   Local             Aggregate                               Unrealized
                               Delivery           Curreny               Face               Total            Appreciation
                                 Date              Amount              Amount              Value           (Depreciation)
                                -------         -----------           ---------           ---------        --------------
Japanese Yen (sell)             8/31/98          40,000,000          $  307,811          $  291,870           $15,941
Japanese Yen (buy)              8/31/98          16,000,000             113,993             116,748             2,755
Japanese Yen (sell)             8/31/98         180,000,000           1,327,013           1,313,413            13,600
                                                                                                              -------
                                                                                                              $32,296
                                                                                                              =======

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the Municipal Bond Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based on relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. WHEN-ISSUED SECURITIES -- Each Fund may purchase securities on a when- issued basis. Securities purchased on a when-issued basis are purchased for delivery beyond the normal settlement period at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Each Fund instructs the custodian to establish a segregated account in which it maintains liquid assets at least equal to the amount of its when-issued purchase commitments. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. At June 30, 1998, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Municipal Bond Fund and Short-Term Bond Fund declare dividends daily to shareholders of record at the time and pay dividends monthly. The Bond, High Yield, Intermediate Maturity Bond, Investment Grade Bond and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, non-deductible organization costs, deferred losses due to wash sales and excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

I. REDEMPTION FEES -- Shares held in the High Yield Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed. For the period ended June 30, 1998, the redemption fees amounted to $1,939 and $2,106 for the Institutional and Retail Classes, respectively.

J. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- Amortization of initial registration costs incurred in 1996 and 1997 related to commencement of new Funds and/or classes are being amortized over 12 months. Organization costs incurred by the High Yield Fund are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended June 30, 1998 were as follows:

                                                     Purchases
                                           -------------------------------
                                           U.S. Government        Other
                                           ---------------    ------------
Bond Fund .............................     $118,472,922      $385,320,743
Global Bond Fund ......................                0         8,341,061
High Yield Fund .......................          696,047         6,033,975
Intermediate Maturity Bond Fund .......          916,097         3,095,637
Investment Grade Bond Fund ............          553,306         2,017,102
Municipal Bond Fund ...................          201,766         1,734,229
Short-Term Bond Fund ..................       12,676,883         2,884,320
U.S. Government Securities Fund .......       19,183,250                 0

                                                       Sales
                                           -------------------------------
                                           U.S. Government        Other
                                           ---------------    ------------
Bond Fund .............................     $          0      $130,309,729
Global Bond Fund ......................                0         4,340,224
High Yield Fund .......................          226,484         1,584,128
Intermediate Maturity Bond Fund .......          921,734           877,464
Investment Grade Bond Fund ............          652,533           797,341
Municipal Bond Fund ...................                0         1,222,511
Short-Term Bond Fund ..................        5,686,807         3,391,671
U.S. Government Securities Fund .......       15,895,134                 0

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended June 30, 1998, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended June 30, 1998 provided for fees at the following annual percentage rate of each Fund's average daily net assets:

                                                                       Annual
                                                                     Percentage
      Fund                                                              Rate
      ----                                                            ---------
Bond Fund ..........................................................     0.60%
Global Bond Fund ...................................................     0.60%
High Yield Fund ....................................................     0.60%
Intermediate Maturity Bond Fund ....................................     0.40%
Investment Grade Bond Fund .........................................     0.40%
Municipal Bond Fund ................................................     0.40%
Short-Term Bond Fund ...............................................     0.25%
U.S. Government Securities Fund ....................................     0.40%

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                             Maximum Expense Ratios
                                     --------------------------------------
                                     Institutional      Retail        Admin
      Fund                               Class          Class         Class
      ----                           -------------      ------        -----
Bond Fund .........................      0.75%          1.00%         1.25%
Global Bond Fund ..................      0.90%          1.15%           --
High Yield Fund ...................      0.75%          1.00%           --
Intermediate Maturity Fund ........      0.55%          0.80%           --
Investment Grade Bond Fund ........      0.55%          0.80%           --
Municipal Bond Fund ...............      0.60%            --            --
Short-Term Bond Fund ..............      0.50%          0.75%           --
U.S. Government Securities Fund ...      0.60%            --            --

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At June 30, 1998, Loomis Sayles held 109,732 shares of the Investment Grade Bond Fund. In addition, Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles & Company Incorporated, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                             Profit
                                               Pension       Sharing
                                                Plan          Plan
                                               -------      ---------
Bond Fund ...............................      671,767      1,167,488
Global Bond Fund ........................      641,305        228,753
High Yield Fund .........................           --        157,215
Intermediate Maturity Bond Fund .........      308,517        150,112
Investment Grade Bond Fund ..............           --         66,934
Short-Term Bond Fund ....................        3,017        239,642
U.S. Government Securities Fund .........      732,263        288,042

4. CREDIT RISK -- The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10%, and the High Yield Fund will normally invest at least 65% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the period ended June 30, 1998:

                                                            Loomis Sayles Bond Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...       37,137,029       $486,841,122        63,069,086       $809,023,819
Issued in connection with the
  reinvestment of distributions ..        1,475,711         19,567,923         5,492,835         70,465,752
Redeemed .........................      (13,445,673)      (176,142,981)      (13,902,007)      (177,561,664)
                                         ----------       ------------        ----------       ------------
Net change .......................       25,167,067       $330,266,064        54,659,914       $701,927,907
                                         ==========       ============        ==========       ============

Retail Class Shares                        Shares            Amount            Shares*            Amount*
-------------------                      ----------       ------------        ----------       ------------
Issued from the sale of shares ...        2,156,122       $ 28,273,924         2,944,758       $ 37,693,272
Issued in connection with the
  reinvestment of distributions ..           47,683            631,801           124,248          1,597,794
Redeemed .........................         (578,722)        (7,602,395)         (476,803)        (6,205,606)
                                         ----------       ------------        ----------       ------------
Net change .......................        1,625,083       $ 21,303,330         2,592,203       $ 33,085,460
                                         ==========       ============        ==========       ============

Admin Class Shares**                        Shares            Amount
--------------------                     ----------       ------------
Issued from the sale of shares ...           25,180       $    329,255
Issued in connection with the
  reinvestment of distributions ..                0                  0
Redeemed .........................             (369)            (4,834)
                                         ----------       ------------
Net change .......................           24,811       $    324,421
                                         ==========       ============
 *From January 2, 1997 (commencement of class operations).
**From January 2, 1998 (commencement of class operations).

                                                         Loomis Sayles Global Bond Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...          295,457       $  3,659,164           450,349       $  5,703,587
Issued in connection with the
  reinvestment of distributions ..                0                  0           141,324          1,676,109
Redeemed .........................         (149,712)        (1,823,185)         (338,278)        (4,226,586)
                                         ----------       ------------        ----------       ------------
Net change .......................          145,745       $  1,835,979           253,395       $  3,153,110
                                         ==========       ============        ==========       ============
Retail Class Shares                        Shares            Amount            Shares*            Amount*
-------------------                      ----------       ------------        ----------       ------------
Issued from the sale of shares ...          247,222       $  3,024,837           568,889       $  7,115,633
Issued in connection with the
  reinvestment of distributions ..                0                  0            18,404            218,453
Redeemed .........................         (175,165)        (2,110,953)         (190,528)        (2,420,537)
                                         ----------       ------------        ----------       ------------
Net change .......................           72,057       $    913,884           396,765       $  4,913,549
                                         ==========       ============        ==========       ============
*From January 2, 1997 (commencement of class operations).

                                                         Loomis Sayles High Yield Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...          164,087       $  1,710,475           345,923       $  3,577,772
Issued in connection with the
  reinvestment of distributions ..           11,670            122,654            41,158            424,573
Redeemed .........................          (81,063)          (835,702)          (58,540)          (600,500)
                                         ----------       ------------        ----------       ------------
Net change .......................           94,694         $  997,427           328,541       $  3,401,845
                                         ==========       ============        ==========       ============
Retail Class Shares                        Shares            Amount            Shares*            Amount*
-------------------                      ----------       ------------        ----------       ------------
Issued from the sale of shares ...          435,585       $  4,525,968           343,422       $  3,602,850
Issued in connection with the
  reinvestment of distributions ..            7,651             80,409            20,171            207,933
Redeemed .........................          (76,349)          (783,733)          (53,163)          (558,960)
                                         ----------       ------------        ----------       ------------
Net change .......................          366,887       $  3,822,644           310,430       $  3,251,823
                                         ==========       ============        ==========       ============
*From January 2, 1997 (commencement of class operations).

                                                    Loomis Sayles Intermediate Maturity Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997*
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...          189,686       $  1,928,814           713,449       $  7,196,630
Issued in connection with the
  reinvestment of distributions ..           10,650            108,631            26,496            269,072
Redeemed .........................           (1,235)           (12,640)         (111,401)        (1,136,539)
                                         ----------       ------------        ----------       ------------
Net change .......................          199,101       $  2,024,805           628,544       $  6,329,163
                                         ==========       ============        ==========       ============
Retail Class Shares                        Shares            Amount            Shares             Amount
-------------------                      ----------       ------------        ----------       ------------
Issued from the sale of shares ...            9,391       $     95,547            40,713       $    419,211
Issued in connection with the
  reinvestment of distributions ..              688              7,020             1,410             14,327
Redeemed .........................               (1)               (11)                0                  0
                                         ----------       ------------        ----------       ------------
Net change .......................           10,078       $    102,556            42,123       $    433,538
                                         ==========       ============        ==========       ============
*From January 2, 1997 (commencement of operations).

                                                    Loomis Sayles Investment Grade Bond Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997*
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...           72,180         $  774,182           217,283       $  2,218,354
Issued in connection with the
  reinvestment of distributions ..            3,273             35,516            14,216            150,066
Redeemed .........................          (33,935)          (366,341)             (689)            (7,042)
                                         ----------       ------------        ----------       ------------
Net change .......................           41,518         $  443,357           230,810       $  2,361,378
                                         ==========       ============        ==========       ============
Retail Class Shares                        Shares            Amount            Shares             Amount
-------------------                      ----------       ------------        ----------       ------------
Issued from the sale of shares ...          121,109       $  1,303,162            80,460         $  849,980
Issued in connection with the
  reinvestment of distributions ..            1,545             16,764             3,968             42,198
Redeemed .........................          (66,982)          (719,221)           (3,085)           (32,703)
                                         ----------       ------------        ----------       ------------
Net change .......................           55,672         $  600,705            81,343         $  859,475
                                         ==========       ============        ==========       ============
*From January 2, 1997 (commencement of operations).

                                                       Loomis Sayles Municipal Bond Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...           74,302         $  870,757           146,945       $  1,692,152
Issued in connection with the
  reinvestment of distributions ..           12,083            140,998            29,000            331,863
Redeemed .........................          (27,160)          (317,273)         (198,471)        (2,254,718)
                                         ----------       ------------        ----------       ------------
Net change .......................           59,225         $  694,482           (22,526)       $  (230,703)
                                         ==========       ============        ==========       ============

                                                       Loomis Sayles Short-Term Bond Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...        1,097,366      $  10,724,422         1,184,127      $  11,497,925
Issued in connection with the
  reinvestment of distributions ..           60,892            594,920            94,766            918,722
Redeemed .........................         (314,655)        (3,077,324)       (1,232,069)       (11,926,660)
                                         ----------       ------------        ----------       ------------
Net change .......................          843,603       $  8,242,018            46,824         $  489,987
                                         ==========       ============        ==========       ============
Retail Class Shares                        Shares            Amount            Shares*            Amount*
-------------------                      ----------       ------------        ----------       ------------
Issued from the sale of shares ...           25,620       $    251,373            45,040       $    436,711
Issued in connection with the
  reinvestment of distributions ..              784              7,662             1,073             10,404
Redeemed .........................          (29,512)          (287,392)          (16,930)          (163,198)
                                         ----------       ------------        ----------       ------------
Net change .......................           (3,108)      $    (28,357)           29,183       $    283,917
                                         ==========       ============        ==========       ============
*From January 2, 1997 (commencement of class operations).

                                                 Loomis Sayles U.S. Government Securities Fund
                                    ------------------------------------------------------------------------
                                               Period Ended                         Period Ended
                                               June 30, 1998                      December 31, 1997
                                    -----------------------------------  -----------------------------------
Institutional Class Shares                 Shares            Amount             Shares            Amount
--------------------------               ----------       ------------        ----------       ------------
Issued from the sale of shares ...          340,439       $  3,688,197           444,723       $  4,676,742
Issued in connection with the
  reinvestment of distributions ..           22,291            240,963            77,074            792,744
Redeemed .........................          (85,334)          (930,499)         (277,818)        (2,799,223)
                                         ----------       ------------        ----------       ------------
Net change .......................          277,396       $  2,998,661           243,979       $  2,670,263
                                         ==========       ============        ==========       ============

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

BOARD OF TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

BOARD OF TRUSTEES
-------------------------------------------------------------------------------
Earl W. Foell                                   Terry R. Lautenbach
Daniel J. Fuss                                  Michael T. Murray
Richard S. Holway

OFFICERS
-------------------------------------------------------------------------------

PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT                        TREASURER
Robert J. Blanding                              Mark W. Holland

VICE PRESIDENTS                                 ASSISTANT TREASURERS
James L. Carroll                                Philip R. Murray
Jerome A. Castellini                            Nicholas H. Palmerino
Mary C. Champagne
E. John deBeer                                  SECRETARY
Paul H. Drexler                                 Sheila M. Barry
William H. Eigen, Jr.
Christopher R. Ely                              ASSISTANT SECRETARY
Quentin P. Faulkner                             Bonnie S. Thompson
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Dean A. Gulis
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Kent P. Newmark
Scott S. Pape
Jeffrey C. Petherick
Lauren B. Pitalis
Philip J. Schettewi
David L. Smith
Sandra P. Tichenor
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
John F. Yeager III

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.